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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8320

Strong Short-Term Global Bond Fund, Inc., on behalf of the

Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.	Reports to Stockholders

ANNUAL REPORT    |    October 31, 2003

Strong

Advisor Income

Funds

Strong Advisor Bond Fund

Strong Advisor Short Duration Bond Fund

Strong Advisor Strategic Income Fund

Strong Advisor Municipal Bond Fund

ANNUAL REPORT    |    October 31, 2003

Strong

Advisor Income

Funds

A Few Words From Jay Mueller, Director of Fixed Income Investing

In the autumn of 1981, long-term U.S. Treasury bonds offered yields in excess of 15%. To put that 15% in perspective, consider that the U.S. stock market has generated an annual rate of return of about 10% over the last three-quarters of a century. Government bonds have historically returned closer to 5%. And bear in mind that an investment which earns a consistent 15% compounded annual return doubles in value in five years. Conclusion: Treasuries were very cheap in 1981.

Or were they? Inflation, as measured by the Consumer Price Index (CPI), hit a whopping 14.8% in early 1980, and remained in the double digits for most of the next year and a half. Remember also that investors pay taxes on nominal (not inflation-adjusted) interest earned, and that they faced a top marginal income tax rate of 70% (which would drop to a mere 50% following the phase-in of the Reagan tax cut signed in August of 1981). Taking into account taxes and inflation, bond investors faced the prospect of losing money with those 15% rates!

It was a different world then. Potential home-buyers had to contend with 18% mortgage rates. Baa-rated corporate bonds sported yields in excess of 17%. The Prime Loan Rate hit 21.5%. But change was in the air. Led by Federal Reserve Board Chairman Paul Volker, a restrictive monetary policy put the brakes on the wage-price spiral. Lower marginal tax rates made investing in bonds more attractive. In consequence, interest rates began a long, steady decline.

Throughout the two-decade retreat of inflation, Volker, his successor Alan Greenspan, and the other members of the Federal Reserve Board labored mightily to prevent a resurgence of the disease. While tasked by law to promote both strong economic growth and low inflation, the central bank was primarily concerned with the latter assignment. Fed policy was characterized by a desire for “opportunistic disinflation”— keeping price acceleration under control during cyclical upswings, and pushing inflation down to successive new lows during periods of economic weakness.

One such cyclical slump began in early 2001. Inflation was running at a 3.7% year-over-year pace in January of that year. The Federal Reserve, having engineered a tightening of monetary policy during the final days of the stock market bubble, reversed course on January 3, cutting its overnight rate target by 0.50% to 6.00% at an unscheduled meeting. This proved to be the initial volley in a rearguard action to prevent the bursting of the bubble from dragging down the economy into a Japan-style protracted recession. By August of 2001, the federal funds target rate was down to 3.5%. The terrorist attacks of September 11 added urgency to the Fed’s mission, and four more rate cuts were made in quick succession. By the end of 2001, short-term rates stood at 1.5%.

Weighed down by the accumulated excesses of the boom years, the economy staged only a modest recovery over the course of 2002. A 5% pace of expansion in the first quarter raised hopes that were dashed by the second quarter’s dismal 1.3% growth rate. A decent third quarter was offset by a disappointing fourth quarter.

The opening months of 2003 were tense. War loomed in Iraq. The government of North Korea made bellicose pronouncements that forced a wary world to guess at the isolated regime’s capabilities and intentions. There was a massive strike in Venezuela, one of the world’s largest oil producers, and civil unrest in Nigeria, another major

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exporter of crude oil. Higher energy prices, geopolitical tension, and bad weather conspired to produce yet another anemic quarter of growth. There was speculation that traditional monetary policy tools were ineffective in a post-bubble economic environment. Discussion of unconventional options moved from academic and professional journals to the mainstream. Then Operation Iraqi Freedom began, and for a few weeks, financial markets were held captive to every advance and every setback in the Middle East.

When it became clear that neither the direst fears nor the highest hopes would be immediately borne out in the Middle East, capital markets were obliged to return to consideration of evolving economic conditions. In April, core inflation (CPI, excluding food and energy prices) fell to a multi-decade low of 1.5% on a year-over-year basis. Business conditions were still soft.

At the May meeting of the Federal Reserve’s Open Market Committee (FOMC), there was a meaningful shift in the language of Fed policy. Prior statements had generally contained a judgment as to the relative risks of too much inflation versus not enough growth. While not necessarily endorsing the idea that there is an implicit trade-off between the two, the Fed’s wording suggested that it could only address one at a time, with the more grave of the two threats taking precedence. But in May, the inflation-growth dialectic was overturned. The statement issued at the meeting’s close contained the following key paragraph:

“Although the timing and extent of that improvement remain uncertain, the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level. The Committee believes that, taken together, the balance of risks to achieving its goals is weighted toward weakness over the foreseeable future.”

Here was something new for markets to digest. The Fed was publicly worrying about not enough inflation! More properly, the central bankers were voicing the fear that inflation might slip below zero into the realm of deflation.

For most of the major industrialized nations of the world, the primary monetary phenomenon of the post-WWII era has been inflation. Deflation — a steady drop in the general price level — has seldom been seen since the time of the Great Depression. The May FOMC statement led many to believe that a sharp easing of monetary policy was in store, and that unconventional — even radical — steps might be taken to avert such a calamity.

Policy-makers might have been disturbed by the prospect of deflation, but bond investors seemed to revel in the possibility. For just as inflation erodes the real value of fixed-rate bond coupon payments, so deflation increases their real value. Consider: If the price of everything you buy falls in price by 5%, every dollar you earn is worth about 5% more in purchasing power. This is as true of interest payments as it is wages. Those interest payments are more valuable than they would be in a rising price environment. This deflation dynamic and the Fed policy actions, which investors believed would be employed to counter it, pushed interest rates to a generational low in June.

At the June 25 meeting of the FOMC, however, the monetary authorities disappointed the deflation-believers by delivering only a modest (and commonplace) 0.25% cut in overnight rate targets. As well, the much-discussed “unconventional policy” thesis was rudely dismissed. Interest rates began a long march higher.

The upward trend in yields was reinforced when economic data began to reveal gathering strength in the economy. A stronger-than-expected GDP report for the second quarter showed that there was indeed a “post-Iraq bounce.” The major tax-rate cuts went into effect in July, and a wave of mortgage refinancing added momentum to an improving outlook. Third-quarter GDP figures showed an astonishing 8.2% rate of economic expansion. And the job market — typically one of the last aspects of a recovery to show improvement — finally gained traction too. From a peak of 6.4% in June, unemployment fell to 6% in October. At long last there was solid evidence of sustainable recovery.

While strong economic figures changed perceptions of monetary policy and shoved Treasury bond yields higher, they also suggested that the improvement in credit markets that began in late 2002 was justified. Corporate bond yields rose less than comparable Treasury yields in reflection of improved credit fundamentals; a robust business climate makes it easier for corporations to service their debt obligations. (To understand why this was so, remember that more creditworthy borrowers pay lower interest rates than risky ones. As a consumer, the higher your credit score, the more likely you are to qualify for lower-cost borrowing. The same is true of businesses.)

To put the last 12 months in a nutshell, economic growth — after several false starts — finally shifted into high gear. Core inflation made new secular lows. The Federal Reserve maintained a highly accommodative stance. And corporate credit quality improved.

Looking ahead, I expect economic growth to remain firm (though a repeat of the third-quarter blowout is highly unlikely) and inflation to stay subdued. In such an environment, the Federal Reserve should have the latitude to be patient, making good on its pledge to keep monetary policy accommodative for a “considerable period.” I believe short-term rates will eventually rise, of course. A 1% overnight rate is hardly an equilibrium level in a robust economic expansion. It is less clear that intermediate- and long-term rates need rise very much. If inflation stays in the neighborhood of 1%, a case can be made that the present 4%-4.5% range in yield for the ten-year Treasury bond is fair. Accordingly, I’m optimistic the bond market will present opportunities to earn competitive returns.

Thank you for your investment in the Strong Funds. We look forward to serving you in the year ahead.

Jay Mueller

Strong Advisor Bond Fund

Your Fund’s Approach

The Strong Advisor Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in higher- and medium-quality corporate, mortgage- and asset-backed, U.S. government (and its agencies and instrumentalities), and foreign government bonds. The Fund’s duration will normally vary between three and six years. The Fund may also invest up to 20% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). These high-yield bonds may be either U.S. or foreign securities. The Fund may invest a significant amount in mortgage- and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach.

Growth of an Assumed $10,000 Investment†

From 12-31-96 to 10-31-03

†	This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.
The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures.
The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

For the 12 months ended October 31, 2003, the Fund’s Class Z shares returned, before taxes, 5.02%. Over the course of the year, U.S. Treasury yields generally rose, reflecting stronger performance in the economy and the equity markets. Corporate bonds, mortgage-backed securities, and high-yield bonds generally outperformed Treasuries for the year.

Interest rates fluctuated

During the past year, the Federal Reserve lowered its federal funds target rate twice, bringing it down to 1.00% from 1.75%. The Fed took these steps to address an economy that generally remained weaker than desired and with stable to lower core inflation. Market interest rates during this period moved in a relatively wide range. For example, yields on ten-year Treasury securities varied from as low as 3.11% in June 2003 to as high as 4.60% in September 2003.

From the beginning of this period in November 2002 to May 2003, our investment environment was characterized by weaker economic growth. Interest rates generally declined during this period. The market anticipated that the Federal Reserve would move to cut interest rates in a continuing effort to stimulate the economy. Most of the second half of the period, in contrast, was characterized by rising interest rates. This increase in market rates, despite unchanged Federal Reserve policy, was sparked both by an acceleration in economic growth and by the market’s anticipation that the Federal Reserve could begin to raise interest rates to limit the potential for inflation.

Throughout the period, investors preferred higher-yielding, fixed-income investments, apparently because of both the strengthening economy and these bonds’ potentially attractive prices. Investment-grade and high-yield corporate bonds performed particularly well.

A look at the Fund’s holdings

Several factors had a positive impact on the Fund’s absolute and relative returns. First, the Fund generally continued to invest in corporate bonds in greater proportion than its Lehman Brothers U.S. Aggregate Bond Index benchmark. While our position in corporate bonds overall contributed positively to performance, our holdings in bonds from companies in the telecommunications and automotive sectors were especially strong.

(Continued on next page)

Portfolio Statistics

As of 10-31-03

Class A
30-day annualized yield[2]	2.40%

Class B
30-day annualized yield[2]	1.76%

Class C
30-day annualized yield[2]	1.60%

Class K
30-day annualized yield[2]	2.64%

Class Z
30-day annualized yield[2]	2.23%

Institutional Class
30-day annualized yield[2]	3.12%
Average effective maturity[3]	5.3 years
Average quality rating[4]	AA

Average Annual Total Returns

As of 10-31-03

Class A1, 5
1-year	0.39%
5-year	4.47%
Since Fund Inception (12-31-96)	6.89%

Class B1, 5
1-year	-0.68%
5-year	4.30%
Since Fund Inception (12-31-96)	6.84%

Class C1, 5
1-year	3.30%
5-year	4.66%
Since Fund Inception (12-31-96)	6.86%

Class K1, 5
1-year	5.44%
5-year	5.87%
Since Fund Inception (12-31-96)	8.09%

Class Z1, 6
1-year	5.02%
5-year	5.67%
Since Fund Inception (12-31-96)	7.94%

Institutional Class[1,7]
1-year	5.90%
5-year	6.23%
Since Fund Inception (12-31-96)	8.44%

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Class K shares, the administrator has temporarily absorbed expenses of 0.66%. Otherwise, the current yield would have been 1.98%, and returns would have been lower. No other share-class yields were affected by fee waivers.
[3]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[4]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
[5]	Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; and the applicable contingent deferred sales charge of 1.00% and eliminated after 1 year for Class C. The performance of the Class A shares prior to 11-30-00 is based on the performance of the Fund’s Institutional Class shares from inception through 8-30-99, restated to reflect the load of the Class A shares and recalculated to reflect the higher expenses associated with Advisor Class shares, and the historical performance of the Fund’s Advisor Class shares from 8-31-99 to 11-29-00. The performance of the Class B shares is based on the performance of the Fund’s Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is based on the performance of the Fund’s Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class K shares is based on the performance of the Fund’s Institutional Class shares from inception through 12-30-01, recalculated to reflect the higher expenses associated with Class K shares. Please consult a prospectus for information about all share classes.
[6]	The performance of the Class Z shares (formerly Investor Class shares) prior to 11-30-00 is based on the performance of the Fund’s Institutional Class shares from inception through 8-30-99, recalculated to reflect the higher expenses associated with Class Z shares and the historical performance of the Fund’s Investor Class shares from 8-31-99 to 11-29-00. The Strong Advisor Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.
[7]	Performance information is for Institutional Class shares. Please consult a prospectus for information about all share classes.
*	The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper Intermediate Investment Grade Debt Funds Index is the average of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. These funds invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. Source of the Lehman index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Bond Fund (continued)

In addition to our corporate holdings, the Fund was overweighted (relative to its broad-based benchmark, the Lehman Brothers U.S. Aggregate Bond Index) in other bonds that outperformed Treasuries. These included mortgage-backed securities, agency bonds, and Treasury Inflation Protected Securities (also known as TIPS). These contributed further to the Fund’s performance.

Also, the Fund maintained modest positions in high-yield and emerging-market bonds. These were strong performers due to investors’ growing confidence in the strengthening economy and greater willingness to assume investment risk.

During the period, the Fund also invested in a variety of fixed-income derivative securities. These included exchange-traded Treasury futures contracts, exchange-traded Eurodollar futures contracts, mortgage-backed securities for forward settlement dates, and interest-rate swap agreements.

Thank you for your investment in the Strong Advisor Bond Fund.

Ashok K. Bhatia

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

Strong Advisor Short Duration Bond Fund

Your Fund’s Approach

The Strong Advisor Short Duration Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in bonds from U.S. issuers, and up to 35% of its net assets may be invested in lower-quality, high-yield bonds (commonly referred to as junk bonds). Under normal conditions, the Fund maintains duration of one year or less. The Fund may invest a significant amount in mortgage- and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach. To select securities for the portfolio, the managers focus on bonds with positive or improving credit fundamentals.

Growth of an Assumed $10,000 Investment†

From 3-31-94 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Citigroup (formerly Salomon Smith Barney) 1-Year Treasury Benchmark-on-the-Run Index, and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.[5]
The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund performed well during the period. While its net asset value fluctuated within a 16-cent range, it ended the period within 6 cents of its beginning value. Notably, monthly returns were positive in 11 of the 12 months. The Fund also outperformed its benchmark, the Citigroup 1-Year Treasury Benchmark-on-the-Run Index.

Positive economic conditions

Short-term interest rates remained low throughout the period. This created a positive investment environment for the Fund. The Federal Reserve lowered the federal funds rate from 1.75% to 1.25% in November 2002, and then lowered the rate to its current level of 1.00% in June 2003.

As the year progressed, the economic recovery continued to gain strength. Gross domestic product growth was modest in the fourth quarter of 2002 and first quarter of 2003, accelerated in 2003’s second quarter, and finished the third quarter at a surprisingly high 8.2%. Despite the improvement, the Federal Reserve continues to indicate that it will keep the federal funds rate at its current level until it sees signs of inflationary pressure.

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Strong Advisor Short Duration Bond Fund (continued)

An income-oriented approach

We continued to focus on our objective to provide an attractive level of income. At the same time, we worked to minimize volatility in the Fund’s share price by maintaining our average credit quality at AA and closely monitoring the Fund’s sensitivity to interest-rate movements. The structure of the Fund remained fairly consistent. We invested primarily in mortgage- and asset-backed securities, which accounted for roughly 75% of the portfolio. These bonds provided a solid foundation for the Fund, generating an attractive level of income with minimal price volatility. These bonds also offered a high level of credit quality.

The remainder of the portfolio was invested in corporate bonds. The strengthening economy provided a positive backdrop for these bonds, as improved economic activity typically leads to rising corporate profitability. We therefore slowly increased our exposure to corporate bonds over the course of the year. The market for corporate bonds improved dramatically during the year. In hindsight, one could observe that our returns may have been higher had we increased our corporate exposure earlier in the period. However, because one of the goals of this Fund is to keep share price volatility low, we thought it prudent to proceed cautiously. Given the volatility in the corporate market, we did not believe it was appropriate to increase our weighting until we had greater confidence in the strength of the economy. As part of our ongoing effort to manage risk, we continue to emphasize diversification among our corporate holdings.

Our outlook for the year ahead

We’re keeping a close eye on the development of the economic recovery, given the potential for rising short-term interest rates. We also continue to carefully monitor our portfolio holdings, and we have taken steps to reduce the Fund’s sensitivity to rate changes. If it appears short-term rates are heading significantly higher, we’ll take further steps in an attempt to avoid excess volatility. An increase in short-term rates could lead to a decline in net asset value, but such a decline should be offset over a longer time period through a higher level of investment income. We believe the Fund will continue to provide an attractive alternative to money market funds for investors with holding period time frames of one year or longer.

We appreciate your continued investment in the Strong Advisor Short Duration Bond Fund.

Thomas M. Price

Portfolio Co-Manager

Thomas A. Sontag

Portfolio Co-Manager

Portfolio Statistics

As of 10-31-03

Class A
30-day annualized yield[2]	2.13%

Class B
30-day annualized yield[2]	1.33%

Class C
30-day annualized yield[2]	1.34%

Class Z
30-day annualized yield[2]	3.10%
Average effective maturity[3]	0.9 years
Average quality rating[4]	AA

Average Annual Total Returns

As of 10-31-03

Class A1, 5
1-year	0.12%
5-year	3.93%
Since Fund Inception (3-31-94)	5.64%

Class B1, 5
1-year	-3.44%
5-year	3.08%
Since Fund Inception (3-31-94)	5.09%

Class C1, 5
1-year	0.56%
5-year	3.47%
Since Fund Inception (3-31-94)	4.96%

Class Z1, 6
1-year	2.62%
5-year	4.39%
Since Fund Inception (3-31-94)	5.89%

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.
[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Class A shares, the administrator has temporarily absorbed expenses of 0.21%. Otherwise, the current yield would have been 1.92%, and returns would have been lower. For Class B shares, the administrator has temporarily absorbed expenses of 0.13%. Otherwise, the current yield would have been 1.20%, and returns would have been lower. For Class C shares, the administrator has temporarily absorbed expenses of 0.04%. Otherwise, the current yield would have been 1.30%, and returns would have been lower. No other share-class yields were affected by fee waivers.
[3]	The Fund’s average effective maturity includes the effect of futures and when-issued securities.
[4]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
[5]	Average annual total returns reflect the effect of the maximum sales charge of 2.25% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 1 year for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00 and is restated to reflect the different expenses of the Class A, B, and C shares, as applicable.
[6]	Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Short Duration Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.
*	The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the average yield on One-Year Treasury Bills. The Lipper Ultra Short Obligations Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Citigroup index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Strategic Income Fund

Your Fund’s Approach

The Strong Advisor Strategic Income Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, at least 65% of its total assets in medium- and lower-quality corporate bonds. To select securities for the portfolio, the manager focuses primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain a dollar-weighted average effective maturity between five and ten years. The Fund may invest up to 20% of its net assets in common stocks and up to 20% of its net assets in debt obligations that are in default. The Fund may also invest in convertible securities and mortgage- and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield) and may utilize an active trading approach.

Growth of an Assumed $10,000 Investment†

From 11-30-00 to 10-31-03

†	This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges.[2]
The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The high-yield bond market experienced strong performance on both a relative and absolute basis over the one-year period, posting positive returns in 11 out of 12 months. Against this backdrop, the Class A shares of the Fund slightly underperformed its benchmark, the Lehman Brothers U.S. High-Yield Bond Index, when taking into account the upfront sales charge.

Many factors favorable to high-yield bonds

High-yield bonds started the period in a very attractive position, with their yield advantage relative to Treasuries near historically wide levels. As the period progressed, bond prices rose due to improving fundamentals, an increase in investors’ risk tolerance, and a change in investment preferences.

In terms of fundamentals, economic growth accelerated during the period, the ratio of rating agency downgrades to upgrades improved, and companies used less leverage and generally improved the state of their balance sheets. Default rates were another positive factor, as they improved from recession-type levels of above 9% to below 6% over this interval.

In addition, investors’ risk tolerance changed as irrational pessimism gave way to more realistic expectations, and investors stopped fleeing from asset classes associated with risk. As the appetite for risk changed, investors’ preferences shifted to seeking higher yields to overcome low rates in other fixed-income categories. From the other side of the risk spectrum, some investors used high yield as a conservative equity play. These investors wanted to buy risk, but they wanted to minimize the downside volatility associated with equities.

The positive shift in investors’ psychology led to an environment where high-yield demand significantly outpaced supply, thus increasing liquidity in the financial system. This helped to ease defaults, producing improved fundamentals and creating a virtuous circle.

Our approach to the market

In this environment, we took advantage of the relative value we perceived among lower-rated bonds. Relative to the index, we overweighted bonds rated B and CCC, while underweighting bonds rated BB (the highest-rated debt in the high-yield sector). This positioning worked well, as B and CCC bonds significantly outperformed BB debt over the period. In an effort to enhance returns, we also invested modestly in areas outside the high-yield universe, including investment-grade bonds and equities. These holdings enhanced our performance over the year.

For the one-year period, while most sectors in the market performed well on an absolute basis, only a select few were able to beat the market. Those sectors included communications, other industrials, technology, transportation, and utilities. Again, relative to our benchmark, the Fund benefited from being overweight in the communications sector for the entire period and in technology for most of the year. Unfortunately, we were significantly underweighted in both the transportation and utilities sectors. The utilities sector is worth particular note due to its large weighting within the index. We held relatively light positions in the transportation and utilities sectors because we believed they did not generally offer an appropriate trade-off between risk and return. While we pay attention to industry weightings and macroeconomic trends, we primarily build the portfolio from the bottom up, relying on extensive credit research to select bonds for the Fund. This individual credit selection was the primary factor driving the Fund’s relative performance over the period.

Preparing for the year ahead

Our outlook regarding the high-yield market is one of good news and bad news. The bad news is that investors will have to temper expectations going forward. The one-year period just completed was one of the best in the history of the high-yield market. Unfortunately, this type of performance is not sustainable. High-yield returns are made up of a coupon component and a capital appreciation component. Over the last year, it has been the capital appreciation component that has driven returns for the market. While further capital appreciation is possible, it is unlikely to be a repeat of this past year’s results.

The good news is that our overall outlook regarding the high-yield market remains positive. We believe the economy has turned the corner and company fundamentals will continue to improve. It is also important to remember that the high-yield market still offers an attractive coupon component of returns, especially compared with other sectors of the fixed-income market. So, while the high-yield market may not offer the same opportunities it did a year ago, we believe it still has much to offer investors.

Thank you for your investment in the Strong Advisor Strategic Income Fund.

Edward J. Wojciechowski

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Class A1, 2
1-year	33.13%
Since Fund Inception (11-30-00)	9.23%

Class B1, 2
1-year	32.55%
Since Fund Inception (11-30-00)	8.43%

Class C1, 2
1-year	36.73%
Since Fund Inception (11-30-00)	9.55%

Portfolio Statistics

As of 10-31-03

Class A
30-day annualized yield[3]	6.56%

Class B
30-day annualized yield[3]	5.73%

Class C
30-day annualized yield[3]	5.62%
Average effective maturity[4]	5.2 years
Average quality rating[5]	B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.
[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; the applicable contingent deferred sales charge of 1.00% and eliminated after 1 year for Class C.
[3]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Class A, the administrator has temporarily absorbed expenses of 0.49%. Otherwise, the current yield would have been 6.07%, and returns would have been lower. No other share class yields were affected by fee waivers.
[4]	The Fund’s average effective maturity includes the effect of when-issued securities.
[5]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is the average of the 30 largest funds in the Lipper High Current Yield Funds Category. These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Source of the Lehman index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Municipal Bond Fund

Your Fund’s Approach

The Strong Advisor Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. At least 75% of the Fund’s net assets will be invested in higher-quality municipal securities (e.g., securities rated AAA to A by S&P) as determined at the time of purchase. Under normal conditions, the Fund expects to invest primarily in municipal bonds whose interest is exempt from the federal Alternative Minimum Tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield). The Fund typically maintains an average effective maturity of between 5 and 20 years.

Growth of an Assumed $10,000 Investment†

From 8-25-86 to 10-31-03

†	This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.
The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges.[2]
The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year ended October 31, 2003, the Fund matched the performance of its broad benchmark, the Lehman Brothers Municipal Bond Index, and was solidly in the top half of its peer group as measured by the Lipper General Municipal Debt Funds Index. It was also a year of change as a new portfolio manager assumed responsibility, though the original philosophy and basic structure of the Fund remained the same.

Tactical decisions about security selection positively impacted the Fund’s performance over the period. However, one thing that hurt performance was our focus on high-quality bonds. The Fund performed best when interest rates were falling, a situation when higher-quality assets typically do better. Conversely, when rates rose sharply — as they did in July and August — the Fund’s performance lagged.

Prices on municipal bonds rose overall

Stimulated by both the Federal Reserve’s interest-rate cuts and tax cuts from Washington, the economy showed signs of improvement throughout the past year. An aggressive Federal Reserve lowered short-term rates to near 40-year lows.

With their retroactive tax cut, President Bush and Congress provided fiscal stimulus that also enhanced consumer spending and confidence. The combination of monetary and fiscal stimulus helped produce an unusually strong economy, as evidenced by growth in gross domestic product that reached 8.2% for the third quarter. Encouragingly, inflation remained very moderate.

The impact of the stimulus was moderately higher Treasury yields, but stable to mostly lower municipal yields. The divergence in direction between the two markets was primarily due to the unusually cheap prices tax-exempt bonds sported at the start of the period. Municipal bond values rose over the course of the year.

Budget deficits continued to plague many state and local governments, though the resurgent national economy offers many reasons to be hopeful that state and local tax revenues will continue to improve.

Positioning for a changing bond market

Just as lower-quality corporate bonds led the taxable bond market last year, lower-quality municipal bonds were the best performers in the tax-exempt market. Our focus on higher-rated issues therefore hurt performance recently, but for the long term, we believe maintaining a higher-quality profile remains the right approach for this Fund.

Although the Fund had investments all across the maturity spectrum — ranging from short- to long-term bonds — our greatest exposure was to bonds with 10- to 15-year maturities. While bonds in this maturity range posted attractive returns, securities with maturities of less than 10 years or more than 15 years were stronger over the period. We were, however, able to make some timely changes in the Fund’s sensitivity to interest-rate shifts over the year, which helped to boost returns.

Our underweighting in bonds from California, relative to the Lehman Brothers Municipal Bond Index, for most of the year also helped performance. Over time, we believe that as economic conditions improve within the state, so should the performance of the California bonds now in our portfolio.

Assessing the economy’s direction

Despite the overall improved tone in the economic environment, questions remain as to the sustainability and pace of the recovery. There is already widespread concern about rising inflation and the potential for higher interest rates next year. Given this outlook, we intend to maintain our current overall posture with respect to our sensitivity to interest rates.

In addition, we believe that after a long run-up, lower-quality bonds now represent much less value than they did one year ago. As a result, this Fund, with its higher-quality focus, should find itself on a much more level playing field going forward. We expect this should have a positive impact on our relative performance.

Thank you for your investment in the Strong Advisor Municipal Bond Fund.

Duane A. McAllister

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Class A1, 2
1-year	0.37%
5-year	3.56%
10-year	4.54%
Since Fund Inception (8-25-86)	6.21%

Class B1, 2
1-year	-0.84%
5-year	3.42%
10-year	4.40%
Since Fund Inception (8-25-86)	6.13%

Class C1, 2
1-year	3.26%
5-year	3.79%
10-year	4.25%
Since Fund Inception (8-25-86)	5.69%

Institutional Class[1,3]
1-year	5.57%
5-year	4.89%
10-year	5.31%
Since Fund Inception (8-25-86)	6.67%

Portfolio Statistics

As of 10-31-03

Class A
30-day annualized yield[4]	2.79%

Class B
30-day annualized yield[4]	2.23%

Class C
30-day annualized yield[4]	2.29%

Institutional Class
30-day annualized yield[4]	3.71%
Average effective maturity[5]	8.3 years
Average quality rating[6]	AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.
[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.
[2]	Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for class B; and the applicable contingent deferred sales charge of 1.00% on purchases sold within one year for Class C. The performance of the Class A shares prior to 3-7-03 is based on the performance of the Class A shares of the State Street Research Tax-Exempt Fund. The performance of the Class B and Class C shares from 6-7-93 to 3-7-03 is based on the performance of the Class B and Class C shares, respectively, of the State Street Research Tax-Exempt Fund and of the Class A shares of the State Street Research Tax-Exempt Fund prior to 6-7-93, restated to reflect the different sales charges and expenses of the Class B and Class C shares, respectively, as applicable. Please consult a prospectus for more information about all share classes.
[3]	Average annual total returns for Institutional Class shares prior to 3-7-03 are based on the performance of the Institutional Class (formerly Class S) shares of the State Street Research Tax-Exempt Fund between 6-7-93 and 3-7-03. Prior to 6-7-93, the Institutional Class performance is based on the Class A shares of the State Street Research Tax-Exempt Fund, restated to reflect that the Fund’s Institutional Class shares are sold without a sales charge. Please consult a prospectus for more information about all share classes.
[4]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03. For Class C, the administrator has temporarily absorbed expenses of 0.03%. Otherwise, the current yield would have been 2.26%, and returns would have been lower. No other share class yields were affected by fee waivers.
[5]	The Fund’s average effective maturity includes the effect of when-issued securities.
[6]	For purposes of this average quality rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.
*	The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings. Source of the Lehman index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2003

STRONG ADVISOR BOND FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 36.9%
@Entertainment, Inc. Senior Discount Notes, Series B, Zero %, Due 2/01/09 (Rate Reset Effective 2/01/04) (Defaulted Effective 12/03/02) (g)	$1,450,000	$514,750
AIG SunAmerica Global Financing VII Senior Notes, 5.85%, Due 8/01/08 (b)	3,335,000	3,624,405
Abitibi-Consolidated Company Guaranteed Yankee Notes, 6.00%, Due 6/20/13	1,000,000	935,963
Allied Waste North America, Inc. Senior Secured Notes, 8.875%, Due 4/01/08	850,000	943,500
Altria Group, Inc. Notes, 7.65%, Due 7/01/08	500,000	539,933
AT&T Wireless Services, Inc. Senior Notes, 7.875%, Due 3/01/11	1,500,000	1,716,942
Bank One Texas North America Subordinated Notes, Tranche #SB1, 6.25%, Due 2/15/08	2,545,000	2,807,089
Boise Cascade Corporation Senior Notes, 6.50%, Due 11/01/10	750,000	767,381
CenterPoint Energy Houston Electric LLC Mortgage Bonds, 5.70%, Due 3/15/13 (b)	500,000	522,644
Centerpoint Energy Resources Corporation Senior Notes, 7.875%, Due 4/01/13 (b)	800,000	910,572
Chumash Casino & Resort Enterprise Senior Notes, 9.25%, Due 7/15/10 (b)	600,000	660,000
Citizens Communications Company Senior Notes, 7.625%, Due 8/15/08	1,905,000	2,189,327
Clear Channel Communications, Inc. Senior Notes, 8.00%, Due 11/01/08	325,000	374,563
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10	1,570,000	1,670,532
Cons Edison Company of New York, Inc. Debentures, 3.85%, Due 6/15/13	875,000	806,790
Credit Suisse First Boston USA, Inc. Notes, 6.50%, Due 1/15/12	2,000,000	2,212,188
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	935,000	1,023,825
Daimler Chrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	1,000,000	967,660
DirectTV Holding LLC/DirectTV Financing, Inc. Senior Notes, 8.375%, Due 3/15/13	500,000	565,000
Dow Chemical Company Notes, 6.00%, Due 10/01/12	930,000	967,318
ERP Operating LP Notes, 5.20%, Due 4/01/13	750,000	751,838
European Investment Bank Yankee Notes, 4.625%, Due 3/01/07	1,500,000	1,602,903
First Chicago NBD Capital I Floating Rate Preferred Securities, 1.7125%, Due 2/01/27	1,000,000	899,109
Fiserv, Inc. Notes, 4.00%, Due 4/15/08	1,550,000	1,542,174
Ford Motor Company Notes:
7.45%, Due 7/16/31	955,000	860,219
7.00%, Due 10/01/13	1,000,000	984,773
Ford Motor Credit Company Notes, 7.375%, Due 2/01/11	2,000,000	2,039,142
France Telecom SA Yankee Notes, 9.00%, Due 3/01/11	1,000,000	1,208,430
The Gap, Inc. Notes, 6.90%, Due 9/15/07	650,000	710,125
General Electric Capital Corporation Bonds, 6.75%, Due 3/15/32	4,755,000	5,290,223
General Electric Capital Corporation Guaranteed Subordinated Notes, 7.875%, Due 12/01/06	1,000,000	1,147,462
General Motors Acceptance Corporation Notes, 6.875%, Due 9/15/11	$2,460,000	$2,541,581
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB, 1.7591%, Due 1/11/35 (b)	24,000,000	1,680,000
HCA, Inc. Notes, 8.75%, Due 9/01/10	1,130,000	1,302,354
Highwoods Realty LP Senior Notes, 7.50%, Due 4/15/18	1,000,000	1,042,434
Household Finance Corporation Bonds, 7.35%, Due 11/27/32	500,000	578,110
Household Finance Corporation Senior Notes, 5.875%, Due 2/01/09	1,965,000	2,127,397
International Finance Corporation Notes, 4.75%, Due 4/30/07	7,970,000	8,329,670
International Game Technology Senior Notes, 8.375%, Due 5/15/09	1,485,000	1,774,568
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	63,000,000	2,720,315
Jabil Circuit, Inc. Senior Notes, 5.875%, Due 7/15/10	1,000,000	1,034,512
Kroger Company Senior Bonds, Series B, 7.70%, Due 6/01/29	1,000,000	1,158,985
L-3 Communications Corporation Senior Subordinated Notes, 7.625%, Due 6/20/12	565,000	618,675
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	1,400,000	1,446,305
Mohegan Tribal Gaming Authority Senior Subordinated Notes, 8.00%, Due 4/01/12	900,000	983,250
NATG Holdings LLC/Orius Capital Corporation Senior Subordinated Notes, Series B, 12.75%, Due 2/01/10 (Defaulted Effective 11/21/01) (g)	670,000	4,020
NTC Capital I Floating Rate Bonds, 1.67%, Due 1/15/27	815,000	762,327
National Rural Utilities Cooperative Finance Corporation Collateral Trust Notes, 6.00%, Due 5/15/06	3,095,000	3,353,234
News America Holdings, Inc. Debentures, 8.25%, Due 8/10/18	1,830,000	2,243,845
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	695,000	762,393
Normandy Finance, Ltd. Yankee Notes, 7.625%, Due 7/15/08 (b)	800,000	907,475
Pan American Energy LLC Yankee Notes, 6.625%, Due 9/15/05	450,000	488,185
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes, 6.00%, Due 7/15/13 (b)	1,000,000	1,000,622
Peabody Energy Corporation Senior Notes, 6.875%, Due 3/15/13	295,000	311,963
Pemex Project Funding Master Trust Guaranteed Notes, 6.125%, Due 8/15/08	1,425,000	1,504,800
Plains All American Pipeline LP Senior Notes, 7.75%, Due 10/15/12	500,000	555,000
Procter & Gamble Company Notes, 4.75%, Due 6/15/07	1,000,000	1,057,486
Province of Quebec Notes, 5.00%, Due 7/17/09	3,165,000	3,336,755
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	415,000	502,242

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ADVISOR BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Qwest Corporation Notes, 9.125%, Due 3/15/12 (b)	$800,000	$908,000
Republic of Chile Yankee Bonds, 5.50%, Due 1/15/13	1,000,000	1,025,800
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS7, Class A-IO, 2.00%, Due 5/25/05	27,697,297	441,495
Salomon Brothers Commercial Mortgage Trust Interest Only Variable Rate Pass-Thru Certificates, Series 2001-C1, Class X-2, 0.9963%, Due 12/18/35	57,000,000	2,636,250
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07	1,000,000	1,127,500
Sprint Capital Corporation Notes, 8.75%, Due 3/15/32	1,500,000	1,711,943
SunTrust Capital III Floating Rate Bonds, 1.79%, Due 3/15/28	2,125,000	1,995,993
Telus Corporation Yankee Notes, 8.00%, Due 6/01/11	750,000	863,753
Tenet Healthcare Corporation Senior Notes, 7.375%, Due 2/01/13	1,000,000	975,000
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	860,000	910,725
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	1,000,000	1,255,892
Transocean Sedco Forex Corporation Bonds, 7.50%, Due 4/15/31	600,000	686,931
Tyson Foods, Inc. Notes, 7.25%, Due 10/01/06	1,000,000	1,105,140
UST, Inc. Notes, 6.625%, Due 7/15/12	1,155,000	1,270,958
Unilever Capital Corporation Senior Notes, 5.90%, Due 11/15/32	1,000,000	995,160
Union Pacific Resources Group, Inc. Notes, 7.00%, Due 10/15/06	270,000	299,495
US Bank National Association Subordinated Notes, 6.30%, Due 2/04/14	1,000,000	1,105,126
Verizon Virginia, Inc. Debentures, Series A, 4.625%, Due 3/15/13	500,000	479,196
Vivendi Universal SA Senior Yankee Notes, 6.25%, Due 7/15/08 (b)	535,000	561,750
Vodafone Group PLC Yankee Notes, 6.25%, Due 11/30/32	1,500,000	1,517,055
Wal-Mart Stores, Inc. Notes, 3.375%, Due 10/01/08	975,000	963,026
Waste Management, Inc. Senior Notes:
6.375%, Due 11/15/12	500,000	545,844
7.375%, Due 8/01/10	295,000	341,613
Wells Fargo & Company Subordinated Notes, 7.55%, Due 6/21/10	3,495,000	4,135,536
XTO Energy, Inc. Senior Notes, 6.25%, Due 4/15/13	850,000	891,437
Yum! Brands, Inc. Notes, 7.70%, Due 7/01/12	750,000	849,375
Zions Bancorporation Subordinated Notes, 6.00%, Due 9/15/15	775,000	806,932

Total Corporate Bonds (Cost $111,536,908)		116,292,208

Non-Agency Mortgage & Asset-Backed Securities 22.1%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	1,561,639	1,585,327
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1996-MD6, Class A-1B, 6.88%, Due 11/13/29	$6,568,000	$6,579,249
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates:
Series 2002-E, Class A-1, 7.0024%, Due 6/20/31	910,335	928,826
Series 2002-G, Class 2-A-1, 6.6789%, Due 7/20/32	606,141	617,073
Bear Stearns Adjustable Rate Mortgage Trust Pass-Thru Certificates, Series 2001-8, Class IA, 6.6989%, Due 11/25/31	241,121	242,630
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 2001-HYB1, Class 2A1, 6.1228%, Due 6/19/31	599,174	610,783
Citibank Credit Card Issuance Trust Notes, Series 2001-A8, Class A8, 4.10%, Due 12/07/06	8,955,000	9,206,617
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-CU, Class A-2, 6.52%, Due 1/17/35	2,392,923	2,520,445
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1, 5.3591%, Due 12/19/39	515,566	526,522
Financial Asset Securities Corporation Floating Rate Trust Certificates, Series 2003-1A, Class A1, 1.25%, Due 9/27/33 (Acquired 5/30/03 - 6/17/03; Cost $2,238,104) (b) (g)	2,237,987	2,237,987
First Franklin Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2002-FF1, Class I-A-2, 3.79%, Due 4/25/32	5,205,288	5,265,474
GSMPS Mortgage Loan Trust Mortgage Partnership Securities, Series 2003-3, Class A2, 7.50%, Due 6/25/43	2,000,000	2,165,625
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.1443%, Due 12/25/32	1,508,793	1,548,415
Metris Master Trust Floating Rate Asset-Backed Securities, Series 1999-2, Class A, 1.64%, Due 1/20/10	2,265,000	2,264,583
Morgan Stanley Capital ABS I, Inc. Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-HE1, Class A3, 1.23%, Due 5/25/33	4,431,611	4,426,072
Mountain Capital CLO I, Ltd./Mountain Capital CLO I Corporation Variable Rate Notes, Series 1A, Class A-1, 1.75%, Due 4/15/11 (b)	4,629,192	4,624,852
PaineWebber Mortgage Acceptance Corporation Variable Rate Collateralized Mortgage Obligations, Series 1991-2, Class A, 5.8853%, Due 5/25/31	326,540	324,908
Residential Accredit Loans, Inc. Mortgage-Backed Pass-Thru Certificates, Series 2001-QS14, Class A6, 5.50%, Due 10/25/31	867,868	872,525

STRONG ADVISOR BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Residential Asset Mortgage Products, Inc. Asset-Backed Pass-Thru Certificates, Series 2003-RS2, Class A-1, 1.21%, Due 3/25/22	$1,847,013	$1,846,626
Residential Asset Mortgage Products, Inc. Variable Rate Asset-Backed Pass-Thru Certificates:
Series 2002-RS6, Class A-I-1, 1.29%, Due 12/25/19	705,303	705,744
Series 2003-RS8, Class A-I-1, 1.28%, Due 8/25/2021	1,953,012	1,952,707
Residential Asset Mortgage Products, Inc. Variable Rate Pass-Thru Certificates, Series 2003-RZ3, Class A-1, 1.22%, Due 9/25/22	4,749,479	4,749,479
Resolution Trust Corporation Mortgage Pass-Thru Certificates, Series 1995-2, Class A-7, 4.5362%, Due 5/25/29	1,552,823	1,551,207
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC4, Class 1A1, 1.24%, Due 5/25/33	5,252,947	5,251,715
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates, Series 1998-2, Class A, 1.38%, Due 2/25/28	650,380	650,905
Student Loan Marketing Student Loan Trust Floating Rate Loan-Backed Notes:
Series 2000-1, Class A-1L, 1.2506%, Due 10/27/08	17,306	17,320
Series 2001-1, Class A-1L, 1.2106%, Due 1/25/09	460,578	460,778
Volkswagen Credit Auto Master Owner Trust Floating Rate Loan-Backed Notes, Series 2000-1, Class A, 1.275%, Due 8/20/07	2,085,000	2,090,656
Washington Mutual Mortgage Pass-Thru Certificates:
Series 2002-AR4, Class A-7, 5.5262%, Due 4/26/32	2,149,508	2,183,410
Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	931,001	940,659
Wells Fargo Mortgage Backed Securities Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class A-1, 4.9804%, Due 9/25/32	843,665	851,415

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $69,301,939)		69,800,534

United States Government & Agency Issues 53.1%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, 4.937%, Due 7/25/43	982,849	1,014,178
FHLMC Adjustable Rate Participation Certificates:
Pool #789483, 5.695%, Due 6/01/32	881,392	907,298
Pool #865469, 6.569%, Due 8/01/25	181,442	188,693
FHLMC Guaranteed Interest Only Mortgage Participation Certificates, 3.50%, Due 12/25/04	36,000,000	730,800
FHLMC Notes:
3.50%, Due 9/15/07	6,275,000	6,370,436
5.125%, Due 7/15/12	3,735,000	3,878,080
FHLMC Participation Certificates:
10.50%, Due 8/01/19	$228,680	$261,499
7.50%, Due 12/01/11	2,039,831	2,172,915
FHLMC TBA Mortgage Pass-Thru Certificates, 4.50%, Due 11/15/18 (e)	625,000	623,438
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
Pool #545460, 5.847%, Due 11/01/31	2,636,366	2,727,778
Pool #646644, 6.182%, Due 6/01/32	1,919,216	2,001,465
Pool #92117, 4.325%, Due 6/01/18	41,838	43,787
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Certificates, Series 2002-33, Class A4, 5.3517%, Due 11/25/30	2,703,357	2,794,595
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.226%, Due 12/01/08	4,263,375	4,671,816
8.00%, Due 4/01/17 thru 9/01/23	2,394,110	2,605,622
8.33%, Due 7/15/20	828,431	928,504
8.50%, Due 5/01/26 thru 11/01/26	2,283,148	2,534,270
9.00%, Due 12/01/16	557,195	633,639
9.50%, Due 6/01/05	20,609	21,231
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
8.00%, Due 4/25/22	972,545	1,029,635
9.50%, Due 6/25/19	714,552	805,192
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust:
4.50%, Due 8/25/42	91,727	92,300
9.50%, Due 12/25/41	3,166,067	3,633,062
FNMA Notes:
3.50%, Due 1/28/08	4,170,000	4,155,121
4.625%, Due 10/15/13	7,085,000	6,999,527
5.25%, Due 4/15/07	5,195,000	5,590,480
5.50%, Due 2/15/06	1,205,000	1,291,861
5.75%, Due 2/15/08	1,195,000	1,310,671
6.00%, Due 5/15/11	2,020,000	2,230,308
FNMA TBA Mortgage Pass-Thru Certificates (e):
4.50%, Due 12/15/33	10,500,000	9,981,563
5.00%, Due 11/15/18 thru 11/15/33	18,970,000	18,872,137
5.50%, Due 11/15/18	6,750,000	6,950,391
5.50%, Due 11/15/33	24,465,000	24,694,359
6.00%, Due 11/15/33	7,800,000	8,009,625
United States Treasury Bonds:
3.375%, Due 4/15/32	1,300,288	1,570,301
5.375%, Due 2/15/31	1,920,000	1,984,725
6.00%, Due 2/15/26	3,985,000	4,378,834
7.625%, Due 11/15/22	2,020,000	2,623,475
8.875%, Due 2/15/19	2,480,000	3,526,250
United States Treasury Inflation Index Notes, 3.875%, Due 4/15/29	4,941,904	6,260,196
United States Treasury Notes:
1.50%, Due 7/31/05	3,000,000	2,991,213
1.625%, Due 1/31/05	1,140,000	1,143,564
1.875%, Due 7/15/13	326,726	325,935
2.375%, Due 8/15/06	795,000	797,733
2.625%, Due 5/15/08	2,610,000	2,559,329
3.125%, Due 10/15/08	2,130,000	2,118,851
4.25%, Due 8/15/13	6,505,000	6,480,613

Total United States Government & Agency Issues (Cost $165,816,349)		167,517,295

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ADVISOR BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 1.8%
Chicago, Illinois GO - Central Loop Project, Zero %, Due 12/01/08	$3,000,000	$2,576,250
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue, 5.625%, Due 6/01/38	1,000,000	969,610
Tobacco Settlement Financing Corporation Revenue:
4.00%, Due 6/01/06	1,000,000	1,045,000
5.00%, Due 6/01/09	1,000,000	1,018,410

Total Municipal Bonds (Cost $5,594,017)		5,609,270

Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 4/14/98; Cost $20,000) (b) (f) (g)	500	5

Total Common Stocks (Cost $20,000)		5

Short-Term Investments (a) 17.0%
Collateral Received for Securities Lending 9.5%
Navigator Prime Portfolio	29,982,485	29,982,485
Corporate Notes 0.3%
EOP Operating LP Notes, 7.375%, Due 11/15/03	$1,000,000	1,001,604
Repurchase Agreements 4.7%
ABN AMRO Inc. (Dated 10/31/03), 1.05% Due 11/03/03 (Repurchase proceeds $13,701,199); Collateralized by: United States Government & Agency Issues (d)	13,700,000	13,700,000
State Street Bank (Dated 10/31/03), 0.75% Due 11/03/03 (Repurchase proceeds $1,220,876); Collateralized by: United States Government & Agency Issues (d)	1,220,800	1,220,800

		14,920,800
United States Government & Agency Issues 2.5%
FNMA Notes, 5.625%, Due 5/14/04	7,000,000	7,164,122
United States Treasury Bills, Due 11/06/03 thru 1/29/04 (c)	575,000	574,369

		7,738,491

Total Short-Term Investments (Cost $53,491,744)		53,643,380

Total Investments in Securities (Cost $405,760,957) 130.9%		412,862,692
Other Assets and Liabilities, Net (30.9%)		(97,451,461)

Net Assets 100.0%		$315,411,231

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
120 Five Year Euro-Bobl	12/03	$15,374,295	$92,987
15 Ninety-Day Eurodollars	3/05	3,640,875	(37,568)

Sold:
130 Five-Year U.S. Treasury Notes	12/03	14,535,625	(290,006)
100 Ten-Year U.S. Treasury Notes	12/03	11,229,688	(163,440)
25 U.S. Treasury Bonds	12/03	2,717,969	(88,785)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	98	83,796
Options closed	(85)	(75,726)
Options expired	(13)	(8,070)
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG ADVISOR SHORT DURATION BOND FUND

	Principal Amount	Value (Note 2)
Corporate Bonds 21.3%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$450,000	$472,467
Avis Group Holdings, Inc. Senior Subordinated Notes, 11.00%, Due 5/01/09	65,000	71,906
Bank of America Corporation Senior Notes, 5.25%, Due 2/01/07	1,000,000	1,068,978
Bank One Texas North America Subordinated Notes, Tranche #SB1, 6.25%, Due 2/15/08	800,000	882,386
Bausch & Lomb, Inc. Notes, 6.75%, Due 12/15/04	360,000	374,400
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	175,000	183,531
CE Electric UK Funding Company Senior Yankee Notes, 6.853%, Due 12/30/04 (b)	155,000	160,961
Cendant Corporation Notes, 6.875%, Due 8/15/06	165,000	181,455
Centerpoint Energy Corporation Notes, 8.125%, Due 7/15/05	175,000	188,447
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	180,000	203,464
Clear Channel Communications, Inc. Senior Notes, 6.00%, Due 11/01/06	555,000	599,188
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	165,000	188,705
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	150,000	169,448
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	45,000	49,275
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 6/15/05	175,000	188,670
DaimlerChrysler North America Holding Corporation Notes, Tranche #31, 3.40%, Due 12/15/04	240,000	241,540
Deutsche Telekom International Finance Notes, 7.75%, Due 6/15/05	360,000	393,506
Echostar DBS Corporation Senior Notes, 10.375%, Due 10/01/07	180,000	199,575
Electronic Data System Corporation Notes, 7.125%, Due 5/15/05 (b)	165,000	172,501

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Principal Amount	Value (Note 2)
Ford Motor Credit Company Notes, 6.875%, Due 2/01/06	$660,000	$691,109
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06	50,000	50,620
France Telecom Variable Rate Yankee Notes, 8.45%, Due 3/01/06	320,000	358,603
Fred Meyer, Inc. Senior Notes, 7.375%, Due 3/01/05	150,000	160,269
General Electric Capital Corporation Notes, 5.375%, Due 3/15/07	1,005,000	1,078,621
General Motors Acceptance Corporation Notes, 6.75%, Due 1/15/06	1,000,000	1,066,748
GPU, Inc. Debentures, 7.70%, Due 12/01/05	310,000	335,181
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes:
7.875%, Due 12/15/05	250,000	270,937
7.875%, Due 12/15/05	225,000	254,718
Johnson Controls, Inc. Notes, 5.00%, Due 11/15/06	180,000	191,714
Lear Corporation Senior Notes, Series B, 7.96%, Due 5/15/05	165,000	178,200
Lenfest Communications, Inc. Senior Notes, 8.375%, Due 11/01/05	210,000	232,805
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10	180,000	207,756
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	150,000	161,010
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	225,000	246,818
PP&L Capital Funding, Inc. Senior Notes, 7.75%, Due 4/15/05	175,000	188,903
Park Place Entertainment Corporation Senior Notes, 8.50%, Due 11/15/06	175,000	193,812
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	170,000	180,838
Protective Life United States Trust Agreement-Backed Notes, 5.875%, Due 8/15/06 (b)	500,000	544,817
Raytheon Company Notes, 6.30%, Due 3/15/05	350,000	368,215
Royal Bank of Scotland Group PLC Yankee Notes, 8.817%, Due 3/31/05	300,000	327,008
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	150,000	178,164
Sprint Capital Corporation Notes, 7.90%, Due 3/15/05	395,000	423,306
Tele-Communications, Inc. Senior Notes, 7.25%, Due 8/01/05	500,000	535,650
TeleCorp PCS, Inc. Senior Subordinated Notes, 10.625%, Due 7/15/10	210,000	247,780
Transocean Sedco Forex Corporation Notes, 6.75%, Due 4/15/05	225,000	238,984
Tricon Global Restaurants, Inc. Senior Notes, 7.45%, Due 5/15/05	185,000	198,875
Tritel PCS, Inc. Senior Subordinated Notes, 10.375%, Due 1/15/11	60,000	72,061
Tyco International Group SA Yankee Notes, 5.875%, Due 11/01/04	275,000	284,969
Tyson Foods, Inc. Notes:
6.75%, Due 6/01/05	150,000	158,374
7.25%, Due 10/01/06	500,000	552,570
Ultramar Diamond Shamrock Corporation Notes, 8.00%, Due 3/15/05	150,000	160,549
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06	$260,000	$259,167
Walt Disney Company Notes, 7.30%, Due 2/08/05	370,000	394,606
Washington Mutual Inc. Senior Notes, 5.625%, Due 1/15/07	705,000	760,014
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	845,000	901,737
Weyerhauser Company Notes, 5.50%, Due 3/15/05	200,000	208,452

Total Corporate Bonds (Cost $18,293,016)		18,854,363

Non-Agency Mortgage & Asset-Backed Securities 41.4%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates:
Series 2002-1A, Class IA-1, 5.85%, Due 6/25/32	737,712	753,084
Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	390,410	396,332
Asset Backed Funding Corporation Interest Only Asset-Backed Certificates, Series 2002 - OPT1, Class A, 6.00%, Due 3/25/05	10,000,000	418,750
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1996-MD6, Class A-1B, 6.88%, Due 11/13/29	1,300,000	1,302,226
Bank of America Mortgage Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 2001-G, Class A-2, 5.57%, Due 11/25/31	237,560	242,321
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates, Series 2002-E, Class A-1, 7.00%, Due 6/20/31	146,391	149,365
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates, Series 2002-G, Class 2-A-1, 6.68%, Due 7/20/32	432,958	440,767
Bank of America Mortgage Securities, Inc. Variable Rate Pass-Thru Certificates, Series 2002-K, Class 3A-1, 7.31%, Due 10/20/32	259,239	266,166
Bear Stearns Asset Backed Securities Trust Interest Only Mortgage Pass-Thru Certificates, Series 2003-ABF1, Class AIO, 4.00%, Due 3/25/06	8,000,000	575,000
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 0%, Due 3/25/34 (e)	1,000,000	1,000,000
California Federal Bank Adjustable Rate Mortgage Pass-Thru Certificates, Series 1990-BN1, Class AX, 5.038%, Due 11/25/20 (g)	284,561	283,494
Chase Credit Card Master Trust Variable Rate Asset-Backed Notes, Series 2003-6, Class C, 1.92%, Due 2/15/11 (e)	500,000	500,000
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 1.72%, Due 5/25/33	1,000,000	1,000,000
Chase Mortgage Finance Corporation Pass-Thru Certificates, Series 2002-S7, Class 1A2, 6.50%, Due 2/25/27	19,120	19,113

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Principal Amount	Value (Note 2)
Citigroup Mortgage Securities, Inc. Pass-Thru Certificates, Series 2001-3, Class A-1, 6.75%, Due 3/25/16	$132,210	$132,768
COMM Floating Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-FL2A, Class C, 1.77%, Due 4/15/11 (b)	1,010,000	1,010,631
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-CU, Class A-2, 6.52%, Due 1/17/35	957,169	1,008,178
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1, 3.36%, Due 12/19/39	386,675	394,891
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage-Backed Certificates, Series 1998-WFC2, Class M-1, 3.33%, Due 12/28/37	577,519	577,519
CWMBS, Inc. Mortgage Pass-Thru Certificates, Series 2002-12, Class 1A24, 6.50%, Due 8/25/17	452,650	453,489
CWMBS, Inc. Mortgage Pass-Thru Certificates, Series 2002-19, Class 1A12, 5.75%, Due 11/25/32	205,632	205,557
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 2001-HYB1, Class 2A1, 6.12%, Due 6/19/31	299,587	305,391
CWMBS, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 2002-HYB2, Class 1-A-1, 4.85%, Due 9/19/32	1,105,139	1,123,427
DLJ Mortgage Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 1990-2, Class A, 3.88%, Due 1/25/22 (g)	279,736	278,487
DLJ Mortgage Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 1991-3, Class A1, 3.39%, Due 2/20/21 (g)	242,105	242,029
Duke Funding I, Ltd. Floating Rate Bonds, Series 1A, Class A, 1.64%, Due 11/10/30 (b)	1,500,000	1,492,500
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 6/25/33	496,547	500,116
FEP Receivables Participation Funding LP Floating Rate Notes, Series 2002-2A, Class A, 2.72%, Due 6/18/12	369,250	368,903
First Horizon Mortgage Pass-Thru Trust Certificates, Series 2002-8, Class IA1, 6.00%, Due 10/25/30	286,488	287,132
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.27%, Due 8/16/33	767,891	838,975
GS Mortgage Securities Corporation Variable Rate Mortgage Participation Securities, Series 1998-1, Class A, 8.00%, Due 9/20/27 (b)	635,029	694,796
GSMPS Mortgage Loan Trust Mortgage Partnership Securities, Series 2003-3, Class A2, 7.50%, Due 6/25/43	1,000,000	1,082,812
GSR Mortgage Loan Trust Adjustable Rate Pass-Thru Certificates, Series 2002-2, Class A1-D, 6.02%, Due 5/25/32	784,632	789,779
GSR Mortgage Loan Trust Adjustable Rate Pass-Thru Certificates, Series 2002-4, Class A1-B, 4.83%, Due 4/25/32	$267,327	$266,674
Housing Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1991-17, Class A, 3.93%, Due 12/25/29	759,194	757,296
Housing Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1992-8, Class 8-A, 3.94%, Due 6/25/24 (g)	792,279	774,620
Housing Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1992-8, Class 8-C, 3.62%, Due 6/25/24 (g)	152,887	151,999
IMPAC CMB Trust Interest Only Collateralized Asset-Backed Bonds, Series 2003-4, Class 3-A, 6.00%, Due 9/25/05	5,000,000	351,172
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1, 6.14% Due 12/25/32	402,345	412,911
Mellon Residential Funding Corporation, Mortgage Pass-Thru Certificates, Series 2001-HEIL 1, Class A-3, 5.95%, Due 2/25/11	90,072	90,025
Merrill Lynch Credit Corporation Mortgage Investors, Inc. Senior Subordinated Variable Rate Mortgage Pass-Thru Certificates, Series 1994-A, Class A-4, 2.98%, Due 7/15/19	262,661	259,572
New Century Home Equity Loan Trust Asset-Backed Pass-Thru Certificates, Series 1997-NC6, Class A6, 7.01%, Due 5/25/26	281,945	284,746
Residential Asset Mortgage Products, Inc. Variable Rate Pass-Thru Certificates, Series 2003-SL1, Class 4A1, 8.00%, Due 11/25/31 (e)	2,000,000	2,075,400
Residential Asset Securities Corporation Mortgage Pass-Thru Certificates, Series 1998-KS3, Class AI7, 5.98%, Due 10/25/29	977,250	1,029,255
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 1.75%, Due 10/25/33	1,000,000	1,000,000
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates, Series 2003-C, Class B-3, 2.52%, Due 9/10/35 (Acquired 9/10/03; Cost $998,940) (b) (g)	998,940	998,940
Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Thru Certificates, Series 1998-S25, Class A-2, 6.25%, Due 10/25/13	204,447	204,271
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1990-2, Class A, 3.90%, Due 11/25/20	656,684	656,435
Sequoia Mortgage Trust Mortgage Adjustable Rate Pass-Thru Certificates, Series 8, Class 3A, 2.98%, Due 8/20/32	1,188,120	1,212,254
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.07%, Due 4/25/33	1,000,000	1,008,750

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Principal Amount	Value (Note 2)
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates, Series 1998-RF2, Class A, 8.54%, Due 7/15/27 (b)	$573,455	$634,207
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2003-1, Class M1, 1.80%, Due 10/25/33	1,000,000	1,000,000
Structured Asset Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC 10, Class M1, 1.87%, Due 10/25/33	500,000	499,688
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	9,818,171	529,261
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-18XS, Class AIO, 5.00%, Due 5/25/05	25,000,000	468,750
Structured Asset Securities Corporation Mortgage Pass-Thru Certificates, Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	8,000,000	465,000
Summit Mortgage Trust Variable Rate Pass-Thru Certificates, Series 2002-1, Class A1, 2.59%, Due 6/28/16 (b)	29,713	29,713
Wachovia Bank Commercial Mortgage Trust Interest Only Mortgage Pass-Thru Certificates, Series 2002-C2, Class 3, 1.3683%, Due 11/15/34 (b)	10,000,000	545,313
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR4, Class A-7, 5.53%, Due 4/26/32	644,852	655,023
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	1,117,201	1,128,791

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $36,526,605)		36,624,064

United States Government & Agency Issues 32.4%
FHLMC Adjustable Rate Participation Certificates:
Pool #789272, 5.70%, Due 4/01/32	435,003	447,753
Pool #789483, 5.70%, Due 6/01/32	440,696	453,649
Pool #786823, 6.07%, Due 7/01/29	384,091	395,267
Pool #865456, 6.16%, Due 7/01/10	42,849	43,705
Pool #788792, 6.19%, Due 1/01/29	429,381	441,504
Pool #1B0145, 6.21%, Due 10/01/31	349,269	360,730
Pool #865469, 6.70%, Due 8/01/25	689,414	716,964
FHLMC Guaranteed Mortgage Participation Certificates:
9.50%, Due 6/15/06	107,394	107,607
9.50%, Due 2/25/42	1,609,296	1,846,667
FHLMC Participation Certificates:
6.50%, Due 12/01/10	772,938	813,633
7.50%, Due 12/01/11	686,329	728,973
7.50%, Due 6/01/12	716,244	762,395
7.50%, Due 10/01/12	989,282	1,053,545
9.00%, Due 12/01/16	991,745	1,137,975
9.00%, Due 8/01/18	198,808	223,724
9.00%, Due 10/01/19	762,871	872,331
10.00%, Due 6/01/05	20,234	21,225
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
Pool #365418, 5.16%, Due 1/01/23	$73,919	$75,709
Pool #545460, 5.85%, Due 11/01/31	659,091	681,944
Pool #646644, 6.18%, Due 6/01/32	319,869	333,577
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates, 5.11%, Due 4/01/33	1,422,238	1,452,460
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, Series 2002-T6, Class A4, 5.34%, Due 3/25/41	587,471	614,824
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Certificates:
Series 2002-33, Class A4, 5.35%, Due 11/25/30	995,266	1,028,856
Series 2002-W4, Class A6, 5.56%, Due 5/25/42	929,116	964,543
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W11, Class A1, 5.34%, Due 6/25/33	1,452,136	1,504,776
Series 2003-W6, Class 6A, 5.24%, Due 8/25/42	1,312,096	1,380,981
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Pass-Thru Certificates, Series 2003-W3, Class 1A4, 4.98%, Due 8/25/42	415,932	435,298
FNMA Grantor Trust Pass-Thru Certificates, 9.50%, Due 5/25/42	1,012,738	1,162,117
FNMA Guaranteed Mortgage Pass-Thru Certificates:
7.50%, Due 12/15/09	954,121	1,019,573
8.00%, Due 11/01/13	549,980	593,941
8.00%, Due 12/15/24	940,132	1,017,680
8.33%, Due 7/15/20	610,052	683,746
10.50%, Due 8/01/20	44,796	51,496
11.00%, Due 4/01/12	88,550	99,571
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates, 9.00%, Due 6/25/20	768,645	863,067
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	1,160,762	1,331,974
GNMA Guaranteed Pass-Thru Certificates:
7.00%, Due 5/15/13	628,263	672,153
7.00%, Due 6/15/33	932,020	1,001,921
United States Treasury Inflation Index Notes, 3.625%, Due 1/15/08	1,142,890	1,270,350

Total United States Government & Agency Issues (Cost $28,161,220)		28,668,204

Municipal Bonds 0.4%
Ohio Air Quality Development Authority PCR - Ohio Edison Project, 5.80%, Due 6/01/16 (Mandatory Put at $100 on 12/01/04)	300,000	310,014

Total Municipal Bonds (Cost $308,892)		310,014

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ADVISOR SHORT DURATION BOND FUND (continued)

	Principal Amount	Value (Note 2)
Short-Term Investments (a) 8.2%
Collateral Received for Securities Lending 0.3%
Navigator Prime Portfolio	297,000	$297,000
Corporate Bonds 6.2%
Allied Waste North America, Inc. Senior Notes, 7.38%, Due 1/01/04	$370,000	372,775
Altria Group, Inc. Notes, 6.80%, Due 12/01/03	60,000	60,151
EOP Operating LP Notes, 6.50%, Due 1/15/04	75,000	75,704
Fort James Corporation Notes, 6.70%, Due 11/15/03	150,000	150,000
Fort James Corporation Senior Notes, 6.63%, Due 9/15/04	170,000	175,950
General Mills Corporation Notes, 8.75%, Due 9/15/04	135,000	142,801
HCA, Inc. Notes, 7.15%, Due 3/30/04	500,000	507,151
ITT Corporation Notes, 6.75%, Due 11/15/03	235,000	235,000
International Game Technology Senior Notes, 7.88%, Due 5/15/04	625,000	644,146
News America, Inc. Guaranteed Debentures, 6.70%, Due 5/21/04	930,000	951,508
JC Penney Company, Inc. Debentures, 7.38%, Due 6/15/04	90,000	93,150
Pulte Homes, Inc. Senior Notes, 8.38%, Due 8/15/04	135,000	139,751
Raytheon Company Notes, 5.70%, Due 11/01/03	350,000	350,000
Safeway, Inc. Notes, 7.25%, Due 9/15/04	500,000	523,006
SantaFe Snyder Corporation Senior Notes, 8.05%, Due 6/15/04	300,000	310,894
Simon Property Group LP Notes, 6.75%, Due 2/09/04	85,000	86,158
Simon Property Group, Inc. Notes, 7.75%, Due 8/15/04 (b)	250,000	261,451
Time Warner, Inc. Notes, 7.97%, Due 8/15/04	140,000	146,006
Turner Broadcasting System, Inc. Senior Notes, 7.40%, Due 2/01/04	30,000	30,410
Tyson Foods, Inc. Notes, 6.63%, Due 10/01/04	110,000	114,149
USA Waste Services, Inc. Senior Notes, 7.00%, Due 10/01/04	100,000	104,244

Total Corporate Bonds		5,474,405
Municipal Bonds 0.6%
Maricopa County, Arizona Pollution Control Corporation PCR Refunding - Palo Verde Project, 2.75%, Due 1/01/38 (Mandatory Put at $100 on 7/01/04)	180,000	179,879
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company, Series B, 4.00%, Due 5/01/30 (Mandatory Put at $100 on 11/01/03)	210,000	210,000
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 2.95%, Due 1/01/04	175,000	175,187

Total Municipal Bonds		565,066
Non-Agency Mortgage & Asset-Backed Securities 0.6%
Bayview Financial Acquisition Trust Asset-Backed Interest Only Variable Rate Certificates, Series 2001-D, Class A, 14.00%, Due 5/15/04 (b)	7,486,642	216,410
Option One Mortgage Loan Trust Interest Only Asset-Backed Certificates, Series 2001-4, Class S, 3.50%, Due 4/25/04	$45,000,000	$274,219

Total Non-Agency Mortgage & Asset-Backed Securities		490,629
Repurchase Agreements 0.4%
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase proceeds $349,522); Collateralized by: United States Government & Agency Issues (d)	349,500	349,500

United States Government & Agency Issues 0.1%
United States Treasury Bills, Due 1/29/04 (c)	100,000	99,777

Total Short-Term Investments (Cost $7,260,885)		7,276,377

Total Investments in Securities (Cost $90,550,618) 103.7%		91,733,022
Other Assets & Liabilities Net (3.7%)		(3,263,336)

Net Assets 100.0%		$88,469,686

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
19 Five-Year U.S. Treasury Notes	12/03	$2,124,438	$(42,385)
15 Ninety-Day Eurodollars	12/03	3,705,375	(4,939)
25 Two Year U.S. Treasury Notes	12/03	5,361,719	(36,434)

STRONG ADVISOR STRATEGIC INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 87.2%
@Entertainment, Inc. Senior Discount Notes, Series B, 14.50%, Due 7/15/08 (Defaulted Effective 12/03/02) (g)	$700,000	$255,500
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (Defaulted Effective 9/21/01) (g)	600,000	6,000
Allied Waste North America, Inc. Senior Notes, 7.875%, Due 4/15/13	200,000	215,500
Altria Group, Inc. Notes, 7.65%, Due 7/01/08	250,000	269,966
American Seafood Group LLC Senior Subordinated Notes, 10.125%, Due 4/15/10	300,000	360,000
American Tower Escrow Corporation Senior Subordinated Discount Notes, Zero %, Due 8/01/08	425,000	293,250
Anchor Glass Containers Corporation Senior Secured Notes, Series B, 11.00%, Due 2/15/13	400,000	458,000
Arch Western Finance LLC Senior Notes, 6.75%, Due 7/01/13 (b)	85,000	88,400
Armor Holdings, Inc. Senior Subordinated Notes, 8.25%, Due 8/15/13 (b)	250,000	269,375
Boise Cascade Corporation Senior Notes, 6.50%, Due 11/01/10	115,000	117,665
Buffets, Inc. Senior Subordinated Notes, 11.25%, Due 7/15/10	350,000	379,750
Burns Philp Capital Property, Ltd. Senior Subordinated Yankee Notes, 9.75%, Due 7/15/12 (b)	200,000	205,000

STRONG ADVISOR STRATEGIC INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Burns Philp Capital Property, Ltd./Burns Philp Capital U.S., Inc. Senior Subordinated Yankee Notes, 10.75%, Due 2/15/11 (b)	$100,000	$106,000
Burns Philp Capital Property, Ltd./Burns Philp Capital U.S., Inc. Senior Yankee Notes, 9.50%, Due 11/15/10 (b)	95,000	100,225
CBRE Escrow, Inc. Senior Notes, 9.75%, Due 5/15/10 (b)	110,000	119,350
CP Ships, Ltd. Senior Yankee Notes, 10.375%, Due 7/15/12	100,000	115,500
Calpine Corporation Second Priority Senior Secured Notes, 8.50%, Due 7/15/10 (b)	380,000	349,600
Centerpoint Energy, Inc. Senior Notes, 7.25%, Due 9/01/10 (b)	100,000	107,305
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corporation Senior Discount Notes, Zero %, Due 4/01/11 (Rate Reset Effective 4/01/04)	420,000	319,200
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corporation Senior Notes, 10.00%, Due 4/01/09	100,000	83,500
Commonwealth Brands, Inc. Senior Secured Notes, 9.75%, Due 4/15/08 (b)	250,000	276,250
Commonwealth Brands, Inc. Senior Subordinated Notes, 10.625%, Due 9/01/08 (b)	325,000	355,875
Constar International, Inc. Senior Subordinated Notes, 11.00%, Due 12/01/12	300,000	250,500
Corrections Corporation of America Senior Notes, 9.875%, Due 5/01/09	200,000	225,250
Denny’s Corporation Senior Notes, 11.25%, Due 1/15/08	250,000	156,250
Dex Media East LLC Senior Subordinated Notes, 12.125%, Due 11/15/12	175,000	211,969
Dex Media West LLC/Dex Media West Finance Company Senior Notes, 8.50%, Due 8/15/10 (b)	85,000	93,075
Dex Media West LLC/Dex Media West Finance Company Senior Subordinated Notes, 9.875%, Due 8/15/13 (b)	85,000	97,112
DirecTV Holding LLC/DirecTV Financing, Inc. Senior Notes, 8.375%, Due 3/15/13	335,000	378,550
Doane Pet Care Company Senior Notes, 10.75%, Due 3/01/10	200,000	206,000
Doane Pet Care Company Senior Subordinated Notes, 9.75%, Due 5/15/07	250,000	221,875
Eircom PLC Senior Subordinated Notes, 8.25%, Due 8/15/13 (b)	165,000	180,263
Perry Ellis International, Inc. Senior Subordinated Notes, 8.875%, Due 9/15/13 (b)	120,000	125,100
Emmis Communications Corporation Senior Discount Notes, Zero %, Due 3/15/11 (Rate Reset Effective 3/15/06)	193,000	178,043
Eott Energy LLC Senior Notes, 9.00%, Due 3/01/10	131,394	131,394
Equistar Chemical LP/Equistar Chemical Funding Corporation Senior Notes, 10.125%, Due 9/01/08	110,000	116,050
Finlay Enterprises, Inc. Senior Debentures, 9.00%, Due 5/01/08	195,000	196,706
Foot Locker, Inc. Debentures, 8.50%, Due 1/15/22	360,000	376,650
Gaylord Entertainment Company Senior Notes, 8.00%, Due 11/15/13 (b) (e)	$70,000	$72,363
Gentek, Inc. Senior Subordinated Notes, 11.00%, Due 8/01/09 (Defaulted Effective 8/01/02) (g)	150,000	17,250
Georgia-Pacific Corporation Senior Notes, 8.875%, Due 2/01/10	155,000	177,862
Hilcorp Energy I LP/Hilcorp Finance Company Senior Notes, 10.50%, Due 9/01/10 (b)	200,000	216,000
Hollywood Casino Shreveport/Shreveport Capital Corporation First Mortgage Notes:
13.00%, Due 8/01/06 (Defaulted Effective 8/01/03)	15,000	11,119
13.00%, Due 8/01/06 (Defaulted Effective 8/01/03) (b)	320,000	226,800
Houghton Mifflin Company Senior Discount Notes, Zero %, Due 10/15/13 (Rate Reset Effective 10/15/08)	200,000	126,000
IMC Global, Inc. Senior Notes, 10.875%, Due 8/01/13 (b)	205,000	212,687
IPSCO, Inc. Senior Yankee Notes, 8.75%, Due 6/01/13 (b)	100,000	108,000
Jacuzzi Brands, Inc. Senior Secured Notes, 9.625%, Due 7/01/10 (b)	200,000	213,000
Jafra Cosmetics International, Inc. /Distribuidora Comercial Jafra S A De C V Senior Subordinated Notes, 10.75%, Due 5/15/11	250,000	276,250
JohnsonDiversey Holdings, Inc. Senior Notes, Zero %, Due 5/15/13 (Rate Reset Effective 5/15/07)	420,000	315,000
Earle M Jorgensen Company Notes, 9.75%, Due 6/01/12	200,000	218,000
Jostens, Inc. Senior Subordinated Notes, 12.75%, Due 5/01/10	300,000	349,500
LBI Media Holdings, Inc. Senior Discount Notes, Zero %, Due 10/15/13 (Rate Reset Effective 10/15/08)	650,000	406,250
LDM Technologies, Inc. Senior Subordinated Notes, Series B, 10.75%, Due 1/15/07	115,000	115,575
Lone Star Technologies, Inc. Senior Subordinated Notes, Series B, 9.00%, Due 6/01/11	230,000	224,825
Lyondell Chemical Company Notes, 9.50%, Due 12/15/08	70,000	70,350
MSW Energy Holdings LLC/MSW Energy Finance Company, Inc. Senior Secured Notes, 8.50%, Due 9/01/10 (b)	75,000	80,625
MTR Gaming Group, Inc. Senior Notes, 9.75%, Due 4/01/10	200,000	211,500
Metaldyne Corporation Senior Notes, 10.00%, Due 11/01/13 (b)	45,000	44,100
Mikohn Gaming Corporation Senior Notes, 11.875%, Due 8/15/08	300,000	319,500
NATG Holdings LLC/Orius Capital Corporation Senior Subordinated Notes, Series B, 12.75%, Due 2/01/10 (Defaulted Effective 11/21/01) (g)	100,000	600
Nalco Company Senior Notes, 7.75%, Due 11/15/11 (b)	250,000	261,250
National Wine & Spirits, Inc. Senior Notes, 10.125%, Due 1/15/09	200,000	177,000
Nations Rent, Inc. Notes, 9.50%, Due 10/15/10 (b)	205,000	213,200

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ADVISOR STRATEGIC INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Neighborcare, Inc. Senior Subordinated Notes, 6.875%, Due 11/15/13 (b)	$90,000	$92,025
Nextel Communications, Inc. Senior Notes, 9.50%, Due 2/01/11	400,000	453,000
O’Charleys, Inc. Senior Subordinated Notes, 9.00%, Due 11/01/13 (b)	250,000	252,500
On Semiconductor Corporation/Semiconductor Components Industries LLC Senior Secured Notes, 13.00%, Due 5/15/08	200,000	233,000
PCA LLC/PCA Finance Corporation Senior Notes, 11.875%, Due 8/01/09	300,000	328,500
Paxson Communications Corporation Senior Subordinated Discount Notes, Zero %, Due 1/15/09 (Rate Reset Effective 1/15/06)	440,000	371,800
Payless ShoeSource, Inc. Senior Subordinated Notes, 8.25%, Due 8/01/13 (b)	250,000	245,000
Peabody Energy Corporation Senior Notes, 6.875%, Due 3/15/13	55,000	58,162
Pegasus Satellite Communications, Inc. Senior Subordinated Discount Notes, Zero %, Due 3/01/07 (Rate Reset Effective 3/01/04)	315,000	222,863
Premier International Foods PLC Senior Yankee Notes, 12.00%, Due 9/01/09	155,000	171,663
PRIMEDIA, Inc. Senior Notes, 8.875%, Due 5/15/11	290,000	300,875
Qwest Capital Funding, Inc. Guaranteed Notes, 7.90%, Due 8/15/10	310,000	297,600
Qwest Corporation Notes, 9.125%, Due 3/15/12 (Rate Reset Effective 3/15/04) (b)	210,000	238,350
RailAmerica Transportation Corporation Senior Subordinated Notes, 12.875%, Due 8/15/10	300,000	346,500
Reddy Ice Group, Inc. Senior Subordinated Notes, 8.875%, Due 8/01/11 (b)	120,000	126,000
Reliant Resources, Inc. Senior Secured Notes, 9.25%, Due 7/15/10 (b)	120,000	108,000
Rent-Way, Inc. Senior Secured Notes, 11.875%, Due 6/15/10 (b)	200,000	215,250
Rockwood Specialties Group, Inc. Senior Subordinated Notes, 10.625%, Due 5/15/11 (b)	120,000	129,600
Samsonite Corporation Senior Subordinated Notes, 10.75%, Due 6/15/08	200,000	211,000
Southern Natural Gas Company Senior Notes, 8.875%, Due 3/15/10	95,000	104,025
Sprint Capital Corporation Notes, 6.125%, Due 11/15/08	100,000	105,458
Stewart Enterprises, Inc. Senior Subordinated Notes, 10.75%, Due 7/01/08	300,000	339,750
Telewest Communications PLC Senior Yankee Discount Debentures, 11.00%, Due 10/01/07 (Defaulted Effective 10/07/02)	465,000	254,588
Telus Corporation Yankee Notes, 8.00%, Due 6/01/11	150,000	172,751
Tempur-Pedic, Inc./Tempur Production USA, Inc. Senior Subordinated Notes, 10.25%, Due 8/15/10 (b)	250,000	278,750
Tenet Healthcare Corporation Senior Notes, 7.375%, Due 2/01/13	150,000	146,250
Town Sports International, Inc. Senior Notes, 9.625%, Due 4/15/11	300,000	322,875
Turning Stone Casino Resort Enterprise Senior Notes, 9.125%, Due 12/15/10 (b)	70,000	76,212
Tyco International Group SA Senior Yankee Notes, 6.375%, Due 10/15/11	$350,000	$365,750
UCAR Finance, Inc. Guaranteed Senior Notes, 10.25%, Due 2/15/12	200,000	222,500
United Industries Corporation Senior Subordinated Notes, 9.875%, Due 4/01/09	210,000	219,450
Universal City Development Partners, Ltd./ UCDP Finance, Inc. Senior Notes, 11.75%, Due 4/01/10 (b)	200,000	232,250
Venetian Casino Resort LLC/Las Vegas Sands, Inc. Mortgage Notes, 11.00%, Due 6/15/10	250,000	289,687
Vertis, Inc. Senior Notes, 10.875%, Due 6/15/09	245,000	251,737
Vivendi Universal SA Senior Yankee Notes, 6.25%, Due 7/15/08 (b)	250,000	262,500
Von Hoffman Corporation Senior Notes, 10.25%, Due 3/15/09	200,000	216,500
Wackenhut Corrections Corporation Senior Notes, 8.25%, Due 7/15/13 (b)	140,000	149,100
Waterford Gaming LLC Senior Notes, 8.625%, Due 9/15/12 (b)	135,000	141,919
William Carter Company Senior Subordinated Notes, Series B, 10.875%, Due 8/15/11	240,000	273,000
Williams Companies, Inc. Senior Notes, 8.625%, Due 6/01/10	95,000	104,500
Williams Scotsman, Inc. Senior Secured Notes, 10.00%, Due 8/15/08 (b)	130,000	143,650
WorldCom, Inc. Variable Rate Notes, 7.375%, Due 1/15/49 (Defaulted Effective 6/27/02) (b)	295,000	109,150
Worldspan LP Senior Notes, 9.625%, Due 6/15/11 (b)	310,000	303,800
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corporation Mortgage Notes, 12.00%, Due 11/01/10	100,000	116,750

Total Corporate Bonds (Cost $21,174,207)		22,265,194

Convertible Bonds 1.0%
Amkor Technology, Inc. Notes, 5.00%, Due 3/15/07	250,000	247,188

Total Convertible Bonds (Cost $196,387)		247,188

Convertible Preferred Stocks 1.4%
Allied Waste Industries, Inc. 6.25%	4,000	259,000
Williams Companies, Inc. 5.50% (b)	1,306	85,869

Total Convertible Preferred Stocks (Cost $265,300)		344,869

Preferred Stocks 2.7%
Adelphia Communications Corporation 13.00% Exchangeable, Series B (f)	350	5,338
CSC Holdings, Inc. 11.125% Series M	1,800	189,000
Rural Cellular Corporation:
11.375% Senior Exchangeable, Series B	293	236,597
12.25% Junior Exchangeable	402	266,325

Total Preferred Stocks (Cost $465,296)		697,260

Common Stocks 4.5%
AMC Entertainment, Inc. (f)	12,000	163,200
Ameristar Casinos, Inc. (f)	8,000	168,960
Denny’s Corporation (f)	40,000	19,600
Finlay Enterprises, Inc. (f)	6,430	97,350
Link Energy LLC (f)	15,095	249,068
Pegasus Communications Corporation (f)	2,100	38,346
Pinnacle Entertainment, Inc. (f)	20,000	175,000

STRONG ADVISOR STRATEGIC INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Spanish Broadcasting System, Inc. Class A (f)	19,700	$177,300

Tri-State Outdoor Media Group, Inc. (Acquired 1/17/01; Cost $73, 682) (b) (f) (g)	5,000	60,625

Total Common Stocks (Cost $1,004,706)		1,149,449

Warrants 0.2%
Aladdin Gaming Enterprises, Inc., Expire 3/01/10 (Acquired 1/04/01-5/16/01; Cost $60) (b) (g)	6,000	60
American Tower Escrow Corporation, Expire 8/01/08 (b)	425	59,712

Total Warrants (Cost $28,539)		59,772

Short-Term Investments (a) 1.1%
Repurchase Agreements
ABN AMRO Inc. (Dated 10/31/03), 1.05%, Due 11/03/03 (Repurchase proceeds $100,009); Collaterized by: United States Government & Agency Issues (d)	$100,000	100,000
State Street Bank (Dated 10/31/03), 0.75%, Due 11/03/03 (Repurchase proceeds $174,411); Collaterized by: United States Government & Agency Issues (d)	174,400	174,400

Total Short-Term Investments (Cost $274,400)		274,400

Total Investments in Securities (Cost $23,408,835) 98.1%		25,038,132
Other Assets and Liabilities, Net 1.9%		490,184

Net Assets 100.0%		$25,528,316

STRONG ADVISOR MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 94.7%
Arizona 2.4%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project:
4.875%, Due 2/15/09	$100,000	$90,375
5.00%, Due 11/15/04	100,000	98,163
5.30%, Due 11/15/08	25,000	23,156
5.375%, Due 2/15/18	290,000	226,200
5.50%, Due 11/15/10	30,000	27,262
5.875%, Due 2/15/27	310,000	241,413
6.00%, Due 2/15/32	285,000	221,944
6.125%, Due 11/15/22	140,000	114,800
6.25%, Due 11/15/29	100,000	79,375
Phoenix, Arizona Civic Improvement Corporation Airport Revenue, 5.75%, Due 7/01/14 (h)	2,000,000	2,232,500
Verrado, Arizona Community Facilities District Number 1 GO:
6.00%, Due 7/15/13	1,300,000	1,283,750
6.50%, Due 7/15/27	1,000,000	1,007,500

		5,646,438

California 16.8%
Anaheim, California Public Financing Authority Lease Revenue, Zero %, Due 9/01/25 (h)	3,125,000	957,031
California County, California Tobacco Securitization Agency - Stanislaus Funding Project, 5.875%, Due 6/01/43	100,000	79,500
California EFA Revenue - Southwestern University Project, 6.60%, Due 11/01/14	1,000,000	1,064,220
California GO:
5.00%, Due 2/01/10	$2,000,000	$2,160,000
5.125%, Due 11/01/24 (e)	500,000	491,975
California PCFA PCR - San Diego Gas & Electric Company Project:
5.90%, Due 6/01/14	2,200,000	2,362,250
6.80%, Due 6/01/15	600,000	702,000
California Public Works Board Department of Justice Lease Revenue, 5.00%, Due 11/01/15	145,000	149,712
California Statewide Communities Development Authority MFHR, 7.50%, Due 11/20/36	800,000	800,000
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue: 6.50%, Due 1/01/32 (Pre-Refunded at $100 on 1/01/07)	6,000,000	6,877,500
Zero %, Due 1/01/19	5,000,000	2,418,750
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.375%, Due 6/01/28	2,000,000	1,930,000
5.50%, Due 6/01/33	2,000,000	1,935,000
5.625%, Due 6/01/38	2,000,000	1,939,220
7.80%, Due 6/01/42	3,500,000	3,570,000
Madera County, California COP - Valley Children’s Hospital, 6.50%, Due 3/15/15 (h)	1,000,000	1,232,500
Oakland, California Joint Powers Financing Authority Lease Revenue Refunding - Oakland Convention Centers Project, 5.50%, Due 10/01/14 (h)	2,000,000	2,287,500
Pittsburg, California Redevelopment Agency Tax Allocation - Los Medanos Community Development Project, Zero %, Due 8/01/19	2,000,000	912,500
Port Hueneme, California Redevelopment Agency Tax Allocation Refunding - Central Community Project, 5.50%, Due 5/01/14 (h)	1,800,000	2,052,000
Roseville, California Joint Union High School District GO, Zero %, Due 8/01/15 (h)	1,000,000	591,250
San Jose, California SFMR, Zero %, Due 4/01/16	2,000,000	1,140,000
San Juan, California Unified School District GO, Zero %, Due 8/01/26 (h)	2,000,000	580,000
Santa Clara County, California Financing Authority Lease Revenue - VMC Facility Replacement Project, 7.75%, Due 11/15/08 (h)	1,000,000	1,248,750
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.00%, Due 3/01/08	2,000,000	2,040,000

		39,521,658

Colorado 4.1%
Arapahoe County, Colorado Capital Improvement Trust Highway Revenue, 7.00%, Due 8/31/26 (Pre-Refunded at $103 on 8/31/05)	5,000,000	5,668,750
Colorado Educational and Cultural Facilities Authority Revenue:
Charter School Bromley East Project, 7.25%, Due 9/15/30	1,250,000	1,254,688
Cherry Creek Project, 6.00%, Due 4/01/30	50,000	50,500
Colorado Public Highway Authority Revenue, Zero %, Due 9/01/16 (h)	5,000,000	2,725,000

		9,698,938

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ADVISOR MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Connecticut 1.4%
Connecticut Health and EFA Revenue, 6.00%, Due 7/01/23	$1,465,000	$1,481,481
Connecticut Special Tax Obligation Revenue - Transportation Infrastructure Project, 6.50%, Due 10/01/12	1,500,000	1,824,375

		3,305,856

Florida 6.9%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	3,000,000	3,566,250
Northern Palm Beach County Improvement District of Florida Water Control and Improvement Special Assessment Revenue, 7.30%, Due 8/01/27 (Pre-Refunded at $102 on 8/01/06)	3,000,000	3,510,000
Orange County, Florida Health Facilities Authority First Mortgage Revenue - Orlando Lutheran Towers Project, 8.75%, Due 7/01/26	2,000,000	2,085,000
Orlando, Florida Utilities Commission Water and Electric Revenue Refunding, 6.75%, Due 10/01/17	5,000,000	6,218,750
Volusia County, Florida EFA Revenue, 6.125%, Due 10/15/26	1,000,000	1,008,750

		16,388,750

Georgia 9.1%
Atlanta, Georgia Airport Revenue Refunding (h):
5.50%, Due 1/01/26 (Pre-Refunded at $101 on 1/01/10)	3,000,000	3,457,500
6.25%, Due 1/01/14	3,070,000	3,453,750
Atlanta, Georgia Metropolitan Rapid Transit Authority Sales Tax Revenue Refunding, 6.25%, Due 7/01/20 (h)	4,930,000	6,014,600
Georgia GO:
6.25%, De 3/01/11	4,300,000	5,111,625
6.75%, Due 12/01/12	1,000,000	1,245,000
Georgia Municipal Electric Authority Revenue, 5.25%, Due 1/01/14 (h)	2,000,000	2,242,500

		21,524,975

Illinois 1.8%
Chicago, Illinois GO, 4.75%, Due 1/01/28 (e) (h)	500,000	486,875
Illinois HDA MFHR, 5.00%, Due 7/01/25 (h)	2,000,000	1,985,000
Illinois Health Facilities Authority Revenue - Condell Medical Center Project, 7.00%, Due 5/15/22	450,000	488,812
Illinois Health Facilities Authority Revenue Refunding - Elmhurst Memorial Healthcare Project, 5.50%, Due 1/01/22	1,350,000	1,351,688

		4,312,375

Maine 1.4%
Maine Finance Authority Revenue - Huntington Common Project, 7.50%, Due 9/01/27 (g)	4,000,000	3,330,000

Massachusetts 5.2%
Massachusetts Bay Transportation Authority Revenue Refunding - Massachusetts General Transportation System Project, 7.00%, Due 3/01/14	3,385,000	4,235,481
Massachusetts GO, 5.25%, Due 6/01/17 (Pre-Refunded at $100 on 6/01/10)	3,000,000	3,416,250
Massachusetts Industrial Finance Agency Revenue - Berkshire Retirement Project, 6.375%, Due 7/01/05	1,020,000	1,045,500
Massachusetts Water Pollution Abatement Trust Revenue, 6.00%, Due 8/01/17	$3,000,000	$3,615,000

		12,312,231

Minnesota 0.1%
Mahtomedi, Minnesota Senior Housing Revenue - St. Andrews Village Project, 7.25%, Due 12/01/34	325,000	346,125

Missouri 1.0%
Missouri Environmental Improvement and Energy Resources Authority Water PCR Refunding - Revolving Fund Project, 5.50%, Due 7/01/16	2,000,000	2,292,500

Nevada 4.5%
Clark County, Nevada School District Building and Renovation GO, 5.25%, Due 6/15/17 (h)	5,045,000	5,417,069
Nevada GO, 5.50%, Due 11/01/25 (h)	5,000,000	5,281,250

		10,698,319

New Jersey 3.6%
New Jersey Health Care Facilities Financing Authority Revenue:
Capital Health System Obligation Group Project, 5.125%, Due 7/01/12	335,000	328,719
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	900,000	927,693
New Jersey Transportation Trust Fund Authority Revenue:
5.00%, Due 6/15/17	5,000,000	5,256,250
6.00%, Due 12/15/19 (Pre-Refunded at $100 on 12/15/11)	1,000,000	1,190,000
Tobacco Settlement Financing Corporation Revenue:
6.25%, Due 6/01/43	500,000	421,250
6.375%, Due 6/01/32	280,000	252,000

		8,375,912

New Mexico 0.7%
Farmington, New Mexico PCR Refunding - Public Service Company San Juan Project, 6.375%, Due 4/01/22	1,600,000	1,658,000

New York 17.5%
Lyons, New York Community Health Initiatives Corporation Facility Revenue:
6.55%, Due 9/01/09	470,000	494,384
6.80%, Due 9/01/24	940,000	979,602
Monroe County, New York GO, 6.00%, Due 3/01/17	1,535,000	1,759,494
Nassau County, New York GO, 5.45%, Due 1/15/15 (h)	1,000,000	1,122,500
New York Dormitory Authority Revenue:
City University System Project, 5.625%, Due 7/01/16 (h)	1,000,000	1,158,750
Department of Health Project, 5.75%, Due 7/01/17	5,000,000	5,475,000
Mental Health Project, 5.50%, Due 8/15/17	995,000	1,065,894
Montefiore Medical Center Project, 5.25%, Due 2/01/15 (h)	1,000,000	1,065,000
State University Adult Facilities Project, 5.75%, Due 5/15/16 (h)	1,000,000	1,170,000
State University Educational Facilities, 5.50%, Due 5/15/19	2,500,000	2,781,250

STRONG ADVISOR MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New York Environmental Facilities Corporation PCR:
6.70%, Due 11/15/09	$75,000	$79,789
6.70%, Due 11/15/09 (Pre-Refunded at $102 on 11/15/04)	845,000	910,580
6.70%, Due 11/15/09 (Pre-Refunded at $102 on 11/15/04)	1,080,000	1,163,819
New York Local Assistance Corporation Revenue Refunding, 6.00%, Due 4/01/14	5,000,000	5,768,750
New York, New York City Municipal Water Finance Authority Water and Sewer Systems Revenue, 6.00%, Due 6/15/33 (Pre-Refunded at $101 on 6/15/10)	2,025,000	2,419,875
New York, New York City Transitional Finance Authority Revenue, 5.875%, Due 11/01/17	1,000,000	1,132,500
New York, New York GO, 6.00%, Due 8/01/17	1,500,000	1,644,375
New York Thruway Authority Service Contract Revenue:
5.75%, Due 4/01/19 (h) (Pre-Refunded at $101 on 4/01/09)	1,000,000	1,168,750
6.25%, Due 4/01/14 (Pre-Refunded at $102 on 4/01/05)	1,000,000	1,090,000
Niagara Falls, New York GO, 8.50%, Due 11/01/06 (h)	1,000,000	1,193,750
Onondaga County, New York GO:
5.70%, Due 4/01/07	1,320,000	1,485,000
5.70%, Due 4/01/07	680,000	761,600
Orange County, New York GO, 5.125%, Due 9/01/19	1,000,000	1,055,000
Port Authority of New York and New Jersey Special Obligation Revenue - JFK International Air Terminal Project, 5.75%, Due 12/01/22 (h)	3,000,000	3,221,250
Tompkins County, New York Industrial Development Agency Revenue - Cornell University Lake Project, 5.625%, Due 7/01/20 (Pre-Refunded at $101 on 7/01/10)	1,000,000	1,173,750

		41,340,662

Ohio 1.1%
Miami County, Ohio Hospital Facility Refunding and Improvement - Upper Valley Medical Center Project, 6.25%, Due 5/15/16	2,500,000	2,596,875

Pennsylvania 2.7%
Pennsylvania EDFA Resources Recovery Revenue - Colver Project:
Colver Project, 7.05%, Due 12/01/10	1,000,000	1,035,700
Northampton Generating Project, 6.40%, Due 1/01/09	2,500,000	2,537,500
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 6.25%, Due 11/01/18	1,000,000	1,033,750
Philadelphia, Pennsylvania Authority For Industrial Development Lease Revenue, 5.50%, Due 10/01/20 (h)	1,500,000	1,620,000
Philadelphia, Pennsylvania Redevelopment Authority Revenue - Beech Student Housing Complex Project, 4.35%, Due 7/01/12 (h)	110,000	110,413

		6,337,363

Puerto Rico 4.7%
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue Refunding, 6.25%, Due 7/01/12	1,525,000	1,788,062
Commonwealth of Puerto Rico GO, 5.65%, Due 7/01/15 (h)	$1,000,000	$1,166,250
Commonwealth of Puerto Rico GO Refunding, Zero %, Due 7/01/17 (h)	1,000,000	552,500
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue (h):
5.75%, Due 7/01/19	1,500,000	1,698,750
Zero %, Due 7/01/16	1,765,000	1,030,319
Commonwealth of Puerto Rico Infrastructure Special Financing Authority Revenue, 5.50%, Due 10/01/17	1,000,000	1,122,500
Commonwealth of Puerto Rico Public Improvement GO:
5.25%, Due 7/01/12	1,000,000	1,098,750
5.25%, Due 7/01/17	2,000,000	2,162,500
Puerto Rico Public Buildings Authority Guaranteed Revenue Refunding, 5.50%, Due 7/01/16	400,000	445,000

		11,064,631

South Carolina 1.9%
Greenville County, South Carolina School District Installment Purchase Revenue Refunding - Building Equity Sooner Tomorrow Project, 6.00%, Due 12/01/21	3,000,000	3,341,250
South Carolina Jobs EDA Hospital Facilities Refunding and Improvement Revenue - Palmetto Health Alliance Project, 6.875, Due 8/01/27	1,000,000	1,068,750

		4,410,000
Texas 3.7%
Amarillo, Texas Health Facilities Corporation Hospital Revenue - Baptist St. Anthony’s Hospital Corporation, 5.50%, Due 1/01/14 (h)	2,830,000	3,180,213
Harris County, Texas Sports Authority Special Revenue Refunding, Zero %, Due 11/15/20 (h)	3,000,000	1,275,000
La Joya, Texas Independent School District GO, 5.50%, Due 2/15/25	3,000,000	3,161,250
Texas Water Development Board Revenue, 4.75%, Due 7/15/20	1,000,000	1,008,750

		8,625,213

Utah 1.2%
Intermountain Power Agency Power Supply Revenue Refunding:
6.15%, Due 7/01/14	1,580,000	1,779,475
6.15%, Due 7/01/14 (Pre-Refunded at $102 on 7/01/06)	920,000	1,005,100

		2,784,575

Virgin Islands 0.5%
Virgin Islands Public Financing Authority Gross Receipts Taxes Loan Revenue, 6.375%, Due 10/01/19	1,000,000	1,116,250

Wisconsin 2.4%
Badger Tobacco Asset Securitization Corporation Revenue:
5.50%, Due 6/01/10	750,000	750,000
6.00%, Due 6/01/17	840,000	762,300
6.375%, Due 6/01/32	1,000,000	868,750
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, 5.50%, Due 12/15/16 (h)	2,800,000	3,220,000

		5,601,050

Total Municipal Bonds (Cost $201,581,651)		223,288,696

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG ADVISOR MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Variable Rate Put Bonds 1.6%
California 0.8%
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Zero %, Due 1/01/10	$1,695,000	$1,900,519

Missouri 0.8%
St. Charles County, Missouri IDA MFHR - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	1,850,000	1,880,062

Total Variable Rate Put Bonds (Cost $3,134,903)		3,780,581

Short-Term Investments (a) 3.3%
Variable Rate Put Bonds 2.1%
Maryland
Howard County, Maryland MFHR Refunding - Chase Glen Project, 7.00%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	5,000,000	5,063,900

Municipal Money Market Funds 1.2%
Multiple States
Strong Tax-Free Money Fund (i)	2,900,000	2,900,000

Total Short-Term Investments (Cost $7,900,000)		7,963,900

Total Investments in Securities (Cost $212, 616, 554) 99.6%		235,033,177
Other Assets and Liabilities, Net 0.4%		844,524

Net Assets 100.0%		$235,877,701

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	50	66,813
Options closed	—	—
Options expired	(50)	(66,813)
Options exercised	—	—

Options outstanding at end of year	—	$—

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of security is when-issued.
(f)	Non-income producing security.
(g)	Illiquid security.
(h)	Security backed by credit enhancement.
(i)	Affiliated issuer (see Note 9 of Notes to Financial Statements).

Percentages are stated as a percent of net assets.

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	—	Bond Anticipation Notes
BP	—	Basis Points
CDA	—	Commercial Development Authority
CDR	—	Commercial Development Revenue
COP	—	Certificates of Participation
DFA	—	Development Finance Authority
EDA	—	Economic Development Authority
EDC	—	Economic Development Corporation
EDFA	—	Economic Development Finance Authority
EDR	—	Economic Development Revenue
EFA	—	Educational Facilities Authority
EXTRAS	—	Extendable Rate Adjustable Securities
GO	—	General Obligation
HDA	—	Housing Development Authority
HDC	—	Housing Development Corporation
HFA	—	Housing Finance Authority
HFC	—	Housing Finance Corporation
IBA	—	Industrial Building Authority
IBR	—	Industrial Building Revenue
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDC	—	Industrial Development Corporation
IDFA	—	Industrial Development Finance Authority
IDR	—	Industrial Development Revenue
IFA	—	Investment Finance Authority
MERLOT	—	Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
PCFA	—	Pollution Control Financing Authority
PCR	—	Pollution Control Revenue
RAN	—	Revenue Anticipation Notes
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
TAN	—	Tax Anticipation Notes
TRAN	—	Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2003

(In Thousands)

Strong Advisor Bond Fund
Assets:
Investments in Securities, at Value (Cost of $405,761)	$412,863
Receivable for Securities and Forward Foreign Currency Contracts Sold	10,918
Receivable for Fund Shares Sold	11
Dividends and Interest Receivable	2,845
Other Assets	66

Total Assets	426,703

Liabilities:
Payable for Securities and Forward Foreign Currency Contracts Purchased	79,896
Payable for Fund Shares Redeemed	335
Payable Upon Return of Securities on Loan	29,982
Dividends Payable	964
Variation Margin Payable	24
Accrued Operating Expenses and Other Liabilities	91

Total Liabilities	111,292

Net Assets	$315,411

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$313,777
Undistributed Net Investment Income (Loss)	648
Undistributed Net Realized Gain (Loss)	(5,622)
Net Unrealized Appreciation (Depreciation)	6,608

Net Assets	$315,411

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

Strong Advisor Bond Fund
Class A ($ and shares in full)
Net Assets	$22,862,124
Capital Shares Outstanding (Unlimited Number Authorized)	2,090,227
Net Asset Value Per Share	$10.94

Public Offering Price Per Share
($10.94 divided by .955)	$11.46

Class B ($ and shares in full)
Net Assets	$13,313,192
Capital Shares Outstanding (Unlimited Number Authorized)	1,216,655
Net Asset Value Per Share	$10.94

Class C ($ and shares in full)
Net Assets	$8,122,003
Capital Shares Outstanding (Unlimited Number Authorized)	742,439
Net Asset Value Per Share	$10.94

Class K ($ and shares in full)
Net Assets	$3,662,678
Capital Shares Outstanding (Unlimited Number Authorized)	335,165
Net Asset Value Per Share	$10.93

Class Z ($ and shares in full)
Net Assets	$85,887,793
Capital Shares Outstanding (Unlimited Number Authorized)	7,851,544
Net Asset Value Per Share	$10.94

Institutional Class ($ and shares in full)
Net Assets	$181,563,441
Capital Shares Outstanding (Unlimited Number Authorized)	16,614,558
Net Asset Value Per Share	$10.93

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

(In Thousands)

Strong Advisor Short Duration Bond Fund
Assets:
Investments in Securities, at Value (Cost of $90,551)	$91,733
Receivable for Securities Sold	679
Receivable for Fund Shares Sold	117
Dividends and Interest Receivable	1,085
Other Assets	38

Total Assets	93,652

Liabilities:
Payable for Securities Purchased	4,344
Payable for Fund Shares Redeemed	293
Payable Upon Return of Securities on Loan	297
Dividends Payable	205
Variation Margin Payable	6
Accrued Operating Expenses and Other Liabilities	37

Total Liabilities	5,182

Net Assets	$88,470

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$95,323
Undistributed Net Investment Income (Loss)	1
Undistributed Net Realized Gain (Loss)	(7,953)
Net Unrealized Appreciation (Depreciation)	1,099

Net Assets	$88,470

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

Strong Advisor Short Duration Bond Fund
Class A ($ and shares in full)
Net Assets	$31,490,392
Capital Shares Outstanding (Unlimited Number Authorized)	3,203,344
Net Asset Value Per Share	$9.83

Public Offering Price Per Share
($9.83 divided by .9775)	$10.06

Class B ($ and shares in full)
Net Assets	$13,820,493
Capital Shares Outstanding (Unlimited Number Authorized)	1,408,940
Net Asset Value Per Share	$9.81

Class C ($ and shares in full)
Net Assets	$16,138,133
Capital Shares Outstanding (Unlimited Number Authorized)	1,641,824
Net Asset Value Per Share	$9.83

Class Z ($ and shares in full)
Net Assets	$27,020,668
Capital Shares Outstanding (Unlimited Number Authorized)	2,758,583
Net Asset Value Per Share	$9.80

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

(In Thousands, Except As Noted)

Strong Advisor Strategic Income Fund
Assets:
Investments in Securities, at Value (Cost of $23,409)	$25,038
Receivable for Securities Sold	1,168
Receivable for Fund Shares Sold	38
Dividends and Interest Receivable	482
Other Assets	21

Total Assets	26,747

Liabilities:
Payable for Securities Purchased	1,055
Payable for Fund Shares Redeemed	11
Dividends Payable	135
Accrued Operating Expenses and Other Liabilities	18

Total Liabilities	1,219

Net Assets	$25,528

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$25,817
Undistributed Net Investment Income (Loss)	4
Undistributed Net Realized Gain (Loss)	(1,922)
Net Unrealized Appreciation (Depreciation)	1,629

Net Assets	$25,528

Class A ($ and shares in full)
Net Assets	$10,917,088
Capital Shares Outstanding (Unlimited Number Authorized)	1,102,831
Net Asset Value Per Share	$9.90

Public Offering Price Per Share
($9.90 divided by .955)	$10.37

Class B ($ and shares in full)
Net Assets	$8,573,434
Capital Shares Outstanding (Unlimited Number Authorized)	865,796
Net Asset Value Per Share	$9.90

Class C ($ and shares in full)
Net Assets	$6,037,794
Capital Shares Outstanding (Unlimited Number Authorized)	610,750
Net Asset Value Per Share	$9.89

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2003

(In Thousands, Except As Noted)

Strong Advisor Municipal Bond Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $209,717)	$232,133
Affiliated Issuers (Cost of $2,900)	2,900
Receivable for Securities Sold	4,563
Dividends and Interest Receivable	3,528
Other Assets	164

Total Assets	243,288

Liabilities:
Payable for Securities Purchased	6,245
Payable for Fund Shares Redeemed	278
Dividends Payable	823
Accrued Operating Expenses and Other Liabilities	64

Total Liabilities	7,410

Net Assets	$235,878

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$212,380
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	1,081
Net Unrealized Appreciation (Depreciation)	22,417

Net Assets	$235,878

Class A ($ and shares in full)
Net Assets	$170,290,450
Capital Shares Outstanding (Unlimited Number Authorized)	19,960,886
Net Asset Value Per Share	$8.53

Public Offering Price Per Share
($8.53 divided by .955)	$8.93

Class B ($ and shares in full)
Net Assets	$41,407,372
Capital Shares Outstanding (Unlimited Number Authorized)	4,879,012
Net Asset Value Per Share	$8.49

Class C ($ and shares in full)
Net Assets	$2,856,587
Capital Shares Outstanding (Unlimited Number Authorized)	335,175
Net Asset Value Per Share	$8.52

Institutional Class ($ and shares in full)
Net Assets	$21,323,292
Capital Shares Outstanding (Unlimited Number Authorized)	2,507,751
Net Asset Value Per Share	$8.50

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2003

(In Thousands)

Strong Advisor Bond Fund
Income:
Interest	$14,642
Dividends	16

Total Income	14,658

Expenses (Note 4):
Investment Advisory Fees	888
Administrative Fees	468
Custodian Fees	49
Shareholder Servicing Costs	724
12b-1 Fees	310
Other	295

Total Expenses before Expense Offsets	2,734
Expense Offsets	(12)

Expenses, Net	2,722

Net Investment Income (Loss)	11,936

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	8,994
Written Options	44
Futures Contracts	726
Forward Foreign Currency Contracts	191
Swaps	24

Net Realized Gain (Loss)	9,979
Net Change in Unrealized Appreciation/Depreciation on:
Investments	1,426
Futures Contracts	(703)
Foreign Currencies	(7)

Net Change in Unrealized Appreciation/Depreciation	716

Net Gain (Loss) on Investments	10,695

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,631

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2003

(In Thousands)

Strong Advisor Short Duration Bond Fund
Interest Income	$2,497

Expenses (Note 4):
Investment Advisory Fees	321
Administrative Fees	240
Custodian Fees	14
Shareholder Servicing Costs	180
12b-1 Fees	347
Other	140

Total Expenses before Expense Offsets	1,242
Expense Offsets	(49)

Expenses, Net	1,193

Net Investment Income (Loss)	1,304

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	193
Futures Contracts	(184)

Net Realized Gain (Loss)	9
Net Change in Unrealized Appreciation/Depreciation on:
Investments	332
Futures Contracts	105

Net Change in Unrealized Appreciation/Depreciation	437

Net Gain (Loss) on Investments	446

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,750

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2003

(In Thousands)

Strong Advisor Strategic Income Fund
Income:
Interest	$1,790
Dividends	46

Total Income	1,836

Expenses (Note 4):
Investment Advisory Fees	103
Administrative Fees	58
Custodian Fees	6
Shareholder Servicing Costs	42
12b-1 Fees	143
Federal and State Registration Fees	37
Other	34

Total Expenses before Expense Offsets	423
Expense Offsets	(39)

Expenses, Net	384

Net Investment Income (Loss)	1,452

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	587
Net Change in Unrealized Appreciation/Depreciation on Investments	4,449

Net Gain (Loss) on Investments	5,036

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,488

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

	(In Thousands)

	Strong Advisor Municipal Bond Fund
	Period Ended Oct 31, 2003	Year Ended Dec. 31, 2002
	(Note 1)
Income:
Interest	$11,497	$14,954
Dividends – Affiliated Issuers	34	—

Total Income	11,531	14,954

Expenses (Note 4):
Investment Advisory Fees	892	1,481
Administrative Fees	435	75
Custodian Fees	31	140
Shareholder Servicing Costs	420	578
12b-1 Fees	836	1,159
Other	198	254

Total Expenses before Expense Offsets	2,812	3,687
Expense Offsets	(14)	(15)

Expenses, Net	2,798	3,672

Net Investment Income (Loss)	8,733	11,282

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,375	1,338
Written Options	67	—
Futures Contracts	343	—

Net Realized Gain (Loss)	1,785	1,338
Net Change in Unrealized Appreciation/Depreciation on Investments	(2,314)	13,662

Net Gain (Loss) on Investments	(529)	15,000

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,204	$26,282

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Advisor Bond Fund
	Year Ended Oct 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss)	$11,936	$22,419
Net Realized Gain (Loss)	9,979	(10,924)
Net Change in Unrealized Appreciation/Depreciation	716	2,461

Net Increase (Decrease) in Net Assets Resulting from Operations	22,631	13,956
Distributions:
From Net Investment Income:
Class A	(775)	(739)
Class B	(341)	(346)
Class C	(226)	(298)
Class K	(33)	(4)
Class L	—	(6)
Class Z	(2,956)	(4,401)
Institutional Class	(8,875)	(16,801)
From Net Realized Gains:
Class A	—	(165)
Class B	—	(107)
Class C	—	(92)
Class L	—	(10)
Class Z	—	(1,083)
Institutional Class	—	(4,436)

Total Distributions	(13,206)	(28,488)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(118,864)	(38,398)

Total Increase (Decrease) In Net Assets	(109,439)	(52,930)
Net Assets:
Beginning of Year	424,850	477,780

End of Year	$315,411	$424,850

Undistributed Net Investment Income (Loss)	$648	$563

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Short Duration Bond Fund
	Year Ended Oct 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss)	$1,304	$2,340
Net Realized Gain (Loss)	9	(2,565)
Net Change in Unrealized Appreciation/Depreciation	437	243

Net Increase (Decrease) in Net Assets Resulting from Operations	1,750	18
Distributions:
From Net Investment Income:
Class A	(861)	(507)
Class B	(325)	(183)
Class C	(287)	(141)
Class L	—	(2)
Class Z	(963)	(1,485)

Total Distributions	(2,436)	(2,318)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,366	12,572

Total Increase (Decrease) in Net Assets	13,680	10,272
Net Assets:
Beginning of Year	74,790	64,518

End of Year	$88,470	$74,790

Undistributed Net Investment Income (Loss)	$1	$4

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Strategic Income Fund
	Year Ended Oct 31, 2003	Year Ended Oct. 31, 2002
Operations:
Net Investment Income (Loss)	$1,452	$1,648
Net Realized Gain (Loss)	587	(2,135)
Net Change in Unrealized Appreciation/Depreciation	4,449	(1,762)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,488	(2,249)
Distributions:
From Net Investment Income:
Class A	(652)	(910)
Class B	(406)	(353)
Class C	(372)	(404)
Class L	—	(6)
From Net Realized Gains:
Class A	—	(144)
Class B	—	(62)
Class C	—	(63)
Class L	—	(7)

Total Distributions	(1,430)	(1,949)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,530	10,518

Total Increase (Decrease) in Net Assets	8,588	6,320
Net Assets:
Beginning of Year	16,940	10,620

End of Year	$25,528	$16,940

Undistributed Net Investment Income (Loss)	$4	$(22)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Municipal Bond Fund
	Period Ended Oct 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001
	(Note 1)
Operations:
Net Investment Income (Loss)	$8,733	$11,282	$9,581
Net Realized Gain (Loss)	1,785	1,338	2,050
Net Change in Unrealized Appreciation/Depreciation	(2,314)	13,662	(1,812)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,204	26,282	9,819
Distributions:
From Net Investment Income:
Class A	(6,320)	(8,183)	(7,277)
Class B	(1,296)	(1,162)	(1,360)
Class B1	(178)	(872)	(497)
Class C	(101)	(128)	(87)
Institutional Class	(882)	(991)	(313)

Total Distributions	(8,777)	(11,336)	(9,534)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(46,013)	43,846	(2,998)

Total Increase (Decrease) in Net Assets	(46,586)	58,792	(2,713)
Net Assets:
Beginning of Year	282,464	223,672	226,385

End of Year	$235,878	$282,464	$223,672

Undistributed Net Investment Income (Loss)	$—	$44	$47

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ADVISOR BOND FUND — CLASS A

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.73	$11.05	$10.66	$10.68	$10.68
Income From Investment Operations:
Net Investment Income (Loss)	0.30	0.45	0.63	0.72	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.25	(0.17)	0.50	(0.02)	—

Total from Investment Operations	0.55	0.28	1.13	0.70	0.11

Less Distributions:
From Net Investment Income	(0.34)	(0.46)	(0.63)	(0.72)	(0.11)
From Net Realized Gains	—	(0.14)	(0.11)	—	—

Total Distributions	(0.34)	(0.60)	(0.74)	(0.72)	(0.11)

Net Asset Value, End of Period	$10.94	$10.73	$11.05	$10.66	$10.68

Ratios and Supplemental Data
Total Return	+5.2%	+2.6%	+10.9%	+6.8%	+1.0%
Net Assets, End of Period (In Millions)	$23	$23	$15	$0 (c)	$0	(c)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.0%	1.2%	1.1%	1.3	%*
Ratio of Expenses to Average Net Assets	1.1%	1.0%	1.1%	1.1%	1.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.7%	4.2%	5.4%	7.0%	6.2	%*
Portfolio Turnover Rate(d)	464.4%	403.7%	496.9%	448.6%	250.7%

STRONG ADVISOR BOND FUND — CLASS B

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.73	$11.05	$10.62
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.37	0.48
Net Realized and Unrealized Gains (Losses) on Investments	0.25	(0.18)	0.55

Total from Investment Operations	0.46	0.19	1.03

Less Distributions:
From Net Investment Income	(0.25)	(0.37)	(0.49)
From Net Realized Gains	—	(0.14)	(0.11)

Total Distributions	(0.25)	(0.51)	(0.60)

Net Asset Value, End of Period	$10.94	$10.73	$11.05

Ratios and Supplemental Data
Total Return	+4.3%	+1.8%	+9.9%
Net Assets, End of Period (In Millions)	$13	$14	$8
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%	1.8%	2.2%*
Ratio of Expenses to Average Net Assets	1.9%	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.9%	3.3%	4.4%*
Portfolio Turnover Rate(d)	464.4%	403.7%	496.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 1, 1999 (public launch date) to October 31, 1999.
(c)	Amount is less than $500,000.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from December 1, 2000 (public launch date) to October 31, 2001.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR BOND FUND — CLASS C

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.73	$11.05	$10.62
Income From Investment Operations:
Net Investment Income (Loss)	0.21	0.37	0.49
Net Realized and Unrealized Gains (Losses) on Investments	0.25	(0.18)	0.54

Total from Investment Operations	0.46	0.19	1.03

Less Distributions:
From Net Investment Income	(0.25)	(0.37)	(0.49)
From Net Realized Gains	—	(0.14)	(0.11)

Total Distributions	(0.25)	(0.51)	(0.60)

Net Asset Value, End of Period	$10.94	$10.73	$11.05

Ratios and Supplemental Data
Total Return	+4.3%	+1.8%	+10.0%
Net Assets, End of Period (In Millions)	$8	$10	$7
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%	1.8%	1.9%*
Ratio of Expenses to Average Net Assets	1.9%	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.9%	3.4%	4.5%*
Portfolio Turnover Rate(c)	464.4%	403.7%	496.9%

STRONG ADVISOR BOND FUND — CLASS K

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.72	$10.67
Income From Investment Operations:
Net Investment Income (Loss)	0.34	0.39
Net Realized and Unrealized Gains (Losses) on Investments	0.24	0.05

Total from Investment Operations	0.58	0.44

Less Distributions:
From Net Investment Income	(0.37)	(0.39)

Total Distributions	(0.37)	(0.39)

Net Asset Value, End of Period	$10.93	$10.72

Ratios and Supplemental Data
Total Return	+5.4%	+4.2%
Net Assets, End of Period (In Millions)	$4	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	0.7	%*
Ratio of Expenses to Average Net Assets	0.9%	0.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%	4.4	%*
Portfolio Turnover Rate(c)	464.4%	403.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 1, 2000 (public launch date) to October 31, 2001.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from January 2, 2002 (public launch date) to October 31, 2002.
(e)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR BOND FUND — CLASS Z

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.73	$11.05	$10.67	$10.69	$10.68
Income From Investment Operations:
Net Investment Income (Loss)	0.29	0.45	0.66	0.47	0.12
Net Realized and Unrealized Gains (Losses) on Investments	0.25	(0.18)	0.49	0.28	0.01

Total from Investment Operations	0.54	0.27	1.15	0.75	0.13
Less Distributions:
From Net Investment Income	(0.33)	(0.45)	(0.66)	(0.77)	(0.12)
From Net Realized Gains	—	(0.14)	(0.11)	—	—

Total Distributions	(0.33)	(0.59)	(0.77)	(0.77)	(0.12)

Net Asset Value, End of Period	$10.94	$10.73	$11.05	$10.67	$10.69

Ratios and Supplemental Data
Total Return	+5.0%	+2.6%	+11.2%	+7.3%	+1.2%
Net Assets, End of Period (In Millions)	$86	$110	$82	$26	$0	(c)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.1%	0.8%	0.7%	0.6	%*
Ratio of Expenses to Average Net Assets	1.2%	1.1%	0.8%	0.7%	0.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.6%	4.1%	6.0%	(2.9%)	7.7	%*
Portfolio Turnover Rate(d)	464.4%	403.7%	496.9%	448.6%	250.7%

STRONG ADVISOR BOND FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999(e)	Feb 28, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.72	$11.04	$10.65	$10.67	$11.12	$11.18
Income From Investment Operations:
Net Investment Income (Loss)	0.38	0.53	0.72	0.82	0.48	0.67
Net Realized and Unrealized Gains (Losses) on Investments	0.25	(0.18)	0.49	(0.03)	(0.39)	0.19

Total from Investment Operations	0.63	0.35	1.21	0.79	0.09	0.86
Less Distributions:
From Net Investment Income	(0.42)	(0.53)	(0.71)	(0.81)	(0.48)	(0.68)
From Net Realized Gains	—	(0.14)	(0.11)	—	(0.06)	(0.24)

Total Distributions	(0.42)	(0.67)	(0.82)	(0.81)	(0.54)	(0.92)

Net Asset Value, End of Period	$10.93	$10.72	$11.04	$10.65	$10.67	$11.12

Ratios and Supplemental Data
Total Return	+5.9%	+3.4%	+11.8%	+7.7%	+0.9%	+7.9%
Net Assets, End of Period (In Millions)	$182	$267	$365	$261	$166	$135
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%	0.3%	0.3%	0.4%	0.4%*	0.4%
Ratio of Expenses to Average Net Assets	0.4%	0.3%	0.3%	0.4%	0.4%*	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.5%	5.0%	6.5%	7.7%	6.6%*	6.0%
Portfolio Turnover Rate(d)	464.4%	403.7%	496.9%	448.6%	250.7%	305.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 1, 1999 (public launch date) to October 31, 1999.
(c)	Amount is less than $500,000.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	In 1999, the Fund changed its fiscal year-end from February to October.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS A

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.90	$10.24	$10.10
Income From Investment Operations:
Net Investment Income (Loss)	0.18 (c)	0.35 (c)	0.52
Net Realized and Unrealized Gains (Losses) on Investments	0.06	(0.34)	0.16

Total from Investment Operations	0.24	0.01	0.68

Less Distributions:
From Net Investment Income	(0.31)	(0.35)	(0.54)

Total Distributions	(0.31)	(0.35)	(0.54)

Net Asset Value, End of Period	$9.83	$9.90	$10.24

Ratios and Supplemental Data
Total Return	+2.5%	+0.2%	+6.9%
Net Assets, End of Period (In Millions)	$31	$22	$10
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%	1.3%	1.5%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.8%	3.5%	4.6%*
Portfolio Turnover Rate(d)	89.7%	204.0%	220.8%

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS B

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.88	$10.22	$10.10
Income From Investment Operations:
Net Investment Income (Loss)	0.09 (c)	0.26 (c)	0.44
Net Realized and Unrealized Gains (Losses) on Investments	0.06	(0.34)	0.14

Total from Investment Operations	0.15	(0.08)	0.58

Less Distributions:
From Net Investment Income	(0.22)	(0.26)	(0.46)

Total Distributions	(0.22)	(0.26)	(0.46)

Net Asset Value, End of Period	$9.81	$9.88	$10.22

Ratios and Supplemental Data
Total Return	+1.6%	–0.7%	+5.8%
Net Assets, End of Period (In Millions)	$14	$13	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%	2.0%	2.4%*
Ratio of Expenses to Average Net Assets	2.0%	2.0%	2.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	2.5%	3.6%*
Portfolio Turnover Rate(d)	89.7%	204.0%	220.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 1, 2000 (public launch date) to October 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS C

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.90	$10.23	$10.10
Income From Investment Operations:
Net Investment Income (Loss)	0.10 (c)	0.26 (c)	0.44
Net Realized and Unrealized Gains (Losses) on Investments	0.05	(0.32)	0.15

Total from Investment Operations	0.15	(0.06)	0.59

Less Distributions:
From Net Investment Income	(0.22)	(0.27)	(0.46)

Total Distributions	(0.22)	(0.27)	(0.46)

Net Asset Value, End of Period	$9.83	$9.90	$10.23

Ratios and Supplemental Data
Total Return	+1.6%	–0.6%	+5.9%
Net Assets, End of Period (In Millions)	$16	$9	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%	2.0%	2.3%*
Ratio of Expenses to Average Net Assets	2.0%	2.0%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	2.5%	3.6%*
Portfolio Turnover Rate(d)	89.7%	204.0%	220.8%

STRONG ADVISOR SHORT DURATION BOND FUND — CLASS Z

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.86	$10.19	$10.14	$10.21	$10.17
Income From Investment Operations:
Net Investment Income (Loss)	0.18 (c)	0.35 (c)	0.54	0.56	0.68
Net Realized and Unrealized Gains (Losses) on Investments	0.08	(0.34)	0.14	0.02	(0.02)

Total from Investment Operations	0.26	0.01	0.68	0.58	0.66

Less Distributions:
From Net Investment Income	(0.32)	(0.34)	(0.63)	(0.65)	(0.62)

Total Distributions	(0.32)	(0.34)	(0.63)	(0.65)	(0.62)

Net Asset Value, End of Period	$9.80	$9.86	$10.19	$10.14	$10.21

Ratios and Supplemental Data
Total Return	+2.6%	+0.2%	+6.8%	+5.8%	+6.7%
Net Assets, End of Period (In Millions)	$27	$30	$47	$51	$44
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.2%	1.2%	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.1%	1.2%	1.2%	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.9%	3.5%	5.3%	5.6%	5.6%
Portfolio Turnover Rate(d)	89.7%	204.0%	220.8%	59.3%	73.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 1, 2000 (public launch date) to October 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR STRATEGIC INCOME FUND — CLASS A

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.67	$9.53	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.70	0.96	1.14
Net Realized and Unrealized Gains (Losses) on Investments	2.22	(1.64)	(0.47)

Total from Investment Operations	2.92	(0.68)	0.67

Less Distributions:
From Net Investment Income	(0.69)	(0.97)	(1.14)
From Net Realized Gains	—	(0.21)	—

Total Distributions	(0.69)	(1.18)	(1.14)

Net Asset Value, End of Period	$9.90	$7.67	$9.53

Ratios and Supplemental Data
Total Return	+39.4%	–8.4%	+6.0%
Net Assets, End of Period (In Millions)	$11	$8	$6
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%	1.6%	3.9%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	7.8%	10.6%	12.1%*
Portfolio Turnover Rate(c)	155.1%	234.7%	423.5%

STRONG ADVISOR STRATEGIC INCOME FUND — CLASS B

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.68	$9.53	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.59	0.84	1.02
Net Realized and Unrealized Gains (Losses) on Investments	2.21	(1.63)	(0.47)

Total from Investment Operations	2.80	(0.79)	0.55

Less Distributions:
From Net Investment Income	(0.58)	(0.85)	(1.02)
From Net Realized Gains	—	(0.21)	—

Total Distributions	(0.58)	(1.06)	(1.02)

Net Asset Value, End of Period	$9.90	$7.68	$9.53

Ratios and Supplemental Data
Total Return	+37.6%	–9.4%	+4.9%
Net Assets, End of Period (In Millions)	$9	$4	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%	2.4%	4.0%*
Ratio of Expenses to Average Net Assets	2.4%	2.4%	2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	6.4%	9.1%	10.9%*
Portfolio Turnover Rate(c)	155.1%	234.7%	423.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 4, 2000 (public launch date) to October 31, 2001.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR STRATEGIC INCOME FUND — CLASS C

	Year Ended
	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.66	$9.52	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.59	0.84	1.02
Net Realized and Unrealized Gains (Losses) on Investments	2.22	(1.63)	(0.48)

Total from Investment Operations	2.81	(0.79)	0.54

Less Distributions:
From Net Investment Income	(0.58)	(0.86)	(1.02)
From Net Realized Gains	—	(0.21)	—

Total Distributions	(0.58)	(1.07)	(1.02)

Net Asset Value, End of Period	$9.89	$7.66	$9.52

Ratios and Supplemental Data
Total Return	+37.7%	–9.6%	+4.8%
Net Assets, End of Period (In Millions)	$6	$5	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%	2.4%	4.1%*
Ratio of Expenses to Average Net Assets	2.4%	2.4%	2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	6.6%	9.0%	10.9%*
Portfolio Turnover Rate(c)	155.1%	234.7%	423.5%

STRONG ADVISOR MUNICIPAL BOND FUND — CLASS A

	Period Ended
	Oct. 31, 2003(d)(e)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.55	$8.19	$8.18	$7.79	$8.54	$8.51
Income From Investment Operations:
Net Investment Income (Loss)	0.30	0.36	0.37	0.38	0.39	0.40
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.36	—	0.39	(0.75)	0.08

Total from Investment Operations	0.28	0.72	0.37	0.77	(0.36)	0.48

Less Distributions:
From Net Investment Income	(0.30)	(0.36)	(0.36)	(0.38)	(0.39)	(0.41)
From Net Realized Gains	—	—	—	—	—	(0.04)

Total Distributions	(0.30)	(0.36)	(0.36)	(0.38)	(0.39)	(0.45)

Net Asset Value, End of Period	$8.53	$8.55	$8.19	$8.18	$7.79	$8.54

Ratios and Supplemental Data
Total Return	+3.3%	+9.0%	+4.7%	+10.1%	–4.3%	+5.8%
Net Assets, End of Period (In Millions)	$170	$197	$168	$166	$174	$206
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%*	1.2%	1.3%	1.3%	1.2%	1.0%
Ratio of Expenses to Average Net Assets	1.2%*	1.2%	1.3%	1.3%	1.2%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.2%*	4.3%	4.5%	4.8%	4.6%	4.7%
Portfolio Turnover Rate(c)	73.6%	26.3%	34.9%	17.5%	24.6%	36.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 4, 2000 (public launch date) to October 31, 2001.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the ten months ended October 31, 2003 (Note 1).
(e)	In 2003, the Fund changed its fiscal year-end from December to October.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MUNICIPAL BOND FUND — CLASS B

	Period Ended
	Oct. 31, 2003(b)(c)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.55	$8.19	$8.18	$7.79	$8.54	$8.51
Income From Investment Operations:
Net Investment Income (Loss)	0.24	0.30	0.31	0.32	0.32	0.34
Net Realized and Unrealized Gains (Losses) on Investments	(0.05)	0.37	0.01	0.39	(0.74)	0.08

Total from Investment Operations	0.19	0.67	0.32	0.71	(0.42)	0.42

Less Distributions:
From Net Investment Income	(0.25)	(0.31)	(0.31)	(0.32)	(0.33)	(0.35)
From Net Realized Gains	—	—	—	—	—	(0.04)

Total Distributions	(0.25)	(0.31)	(0.31)	(0.32)	(0.33)	(0.39)

Net Asset Value, End of Period	$8.49	$8.55	$8.19	$8.18	$7.79	$8.54

Ratios and Supplemental Data
Total Return	+2.5%	+8.3%	+3.9%	+9.3%	–5.1%	+5.0%
Net Assets, End of Period (In Millions)	$41	$29	$31	$40	$49	$63
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9%*	1.9%	2.0%	2.0%	1.9%	1.8%
Ratio of Expenses to Average Net Assets	1.9%*	1.9%	2.0%	2.0%	1.9%	1.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.4%*	3.6%	3.8%	4.0%	3.9%	3.9%
Portfolio Turnover Rate(d)	73.6%	26.3%	34.9%	17.5%	24.6%	36.2%

STRONG ADVISOR MUNICIPAL BOND FUND — CLASS C

	Period Ended
	Oct. 31, 2003(b)(c)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.54	$8.19	$8.18	$7.79	$8.54	$8.50
Income From Investment Operations:
Net Investment Income (Loss)	0.24	0.31	0.31	0.32	0.32	0.33
Net Realized and Unrealized Gains (Losses) on Investments	(0.01)	0.35	0.01	0.39	(0.74)	0.10

Total from Investment Operations	0.23	0.66	0.32	0.71	(0.42)	0.43

Less Distributions:
From Net Investment Income	(0.25)	(0.31)	(0.31)	(0.32)	(0.33)	(0.35)
From Net Realized Gains	—	—	—	—	—	(0.04)

Total Distributions	(0.25)	(0.31)	(0.31)	(0.32)	(0.33)	(0.39)

Net Asset Value, End of Period	$8.52	$8.54	$8.19	$8.18	$7.79	$8.54

Ratios and Supplemental Data
Total Return	+2.7%	+8.1%	+3.9%	+9.3%	–5.1%	+5.1%
Net Assets, End of Period (In Millions)	$3	$4	$3	$2	$2	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	2.0%*	1.9%	2.0%	2.0%	1.9%	1.8%
Ratio of Expenses to Average Net Assets	1.9%*	1.9%	2.0%	2.0%	1.9%	1.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.4%*	3.6%	3.7%	4.0%	3.9%	3.9%
Portfolio Turnover Rate(d)	73.6%	26.3%	34.9%	17.5%	24.6%	36.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the ten months ended October 31, 2003 (Note 1).
(c)	In 2003, the Fund changed its fiscal year-end from December to October.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MUNICIPAL BOND FUND — INSTITUTIONAL CLASS

	Period Ended
	Oct. 31, 2003(b)(c)	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.52	$8.17	$8.16	$7.77	$8.52	$8.49
Income From Investment Operations:
Net Investment Income (Loss)	0.34	0.42	0.38	0.39	0.40	0.42
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	0.32	0.02	0.40	(0.74)	0.08

Total from Investment Operations	0.32	0.74	0.40	0.79	(0.34)	0.50

Less Distributions:
From Net Investment Income	(0.34)	(0.39)	(0.39)	(0.40)	(0.41)	(0.43)
From Net Realized Gains	—	—	—	—	—	(0.04)

Total Distributions	(0.34)	(0.39)	(0.39)	(0.40)	(0.41)	(0.47)

Net Asset Value, End of Period	$8.50	$8.52	$8.17	$8.16	$7.77	$8.52

Ratios and Supplemental Data
Total Return	+3.8%	+9.2%	+5.0%	+10.4%	–4.1%	+6.1%
Net Assets, End of Period (In Millions)	$21	$24	$6	$8	$9	$11
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6%*	0.9%	1.0%	1.0%	0.9%	0.8%
Ratio of Expenses to Average Net Assets	0.6%*	0.9%	1.0%	1.0%	0.9%	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.7%*	4.6%	4.8%	5.1%	4.9%	4.9%
Portfolio Turnover Rate(d)	73.6%	26.3%	34.9%	17.5%	24.6%	36.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the ten months ended October 31, 2003 (Note 1).
(c)	In 2003, the Fund changed its fiscal year-end from December to October.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

1.	Organization

The accompanying financial statements represent the following Strong Advisor Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Advisor Bond Fund (a series fund of Strong Income Funds II, Inc.)

•	Strong Advisor Short Duration Bond Fund (a series fund of Strong Short-Term Global Bond Fund, Inc.)

•	Strong Advisor Strategic Income Fund (a series fund of Strong Short-Term Global Bond Fund, Inc.)

•	Strong Advisor Municipal Bond Fund (a series fund of Strong Income Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Advisor Bond Fund offers Class A, B, C, K, Z and Institutional Class shares. Strong Advisor Short Duration Bond Fund offers Class A, B, C and Z shares. Strong Advisor Strategic Income Fund offers Class A, B and C shares. Strong Advisor Municipal Bond Fund offers Class A, B, C and Institutional Class shares. All classes of shares differ principally in their respective administration, transfer agent and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A, B and C shares are available only through financial professionals. Class K shares are available to employer-sponsored retirement plans and, indirectly, their participants, for which Strong Capital Management, Inc. (“Strong” or the “Advisor”) or an affiliate provides bundled recordkeeping services; accounts in a fee-based advisory program, fund-of-funds structure, or Section 529 plans managed by the Advisor; and the Advisor or any of its affiliates. Class Z shares are only available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds’ prospectuses. Institutional Class shares are available to investors that meet certain higher initial investment minimums.

Effective December 27, 2001, Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund merged their Class L shares into their Class A shares.

Effective March 7, 2003, Strong Advisor Municipal Bond Fund, a newly created series, acquired, through a non-taxable exchange, substantially all of the net assets of State Street Research Tax-Exempt Fund (“State Street Fund”), a series of State Street Research Tax-Exempt Trust. Strong Advisor Municipal Bond Fund issued 32,180,918 shares valued at $277,624,037 in exchange for the net assets of State Street Fund. Class A, Class B, Class C and Institutional Class shares of the Strong Advisor Municipal Bond Fund were issued to the Class A, Class B and B(1), Class C and Class S shareholders, respectively, of State Street Fund. Strong Advisor Municipal Bond Fund, as a result of the merger, is the surviving entity, while for financial reporting purposes the historical operations and performance of State Street Fund are retained. Certain reclassifications have been made to the prior year State Street Fund financial statements in order to conform to the current year presentation. The fiscal year-end of the State Street Fund was December 31. The fiscal year end of Strong Advisor Municipal Bond Fund is October 31.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)

Security Valuation — Debt securities of the Funds are generally valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds’ net asset values on that day. If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at October 31, 2003, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Advisor Bond Fund	$2,258,104	$2,237,992	0.7%
Strong Advisor Short Duration Bond Fund	998,940	998,940	1.1%
Strong Advisor Strategic Income Fund	73,742	60,685	0.2%

The Funds may invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds’ portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities only from a limited number of dealers, and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, the Funds’ net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Fund’s investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — The Funds may enter into interest rate, credit default, securities index, commodity, currency exchange rate and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally, the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements and may be required to post collateral to the counterparty.

(L)	Bank Loan Commitments — The Funds may acquire bank term loans under which the Funds obtain rights directly from the borrower. Such loan interests are separately enforceable by the Funds against the borrower and all payments of interest and principal are typically made directly to the Funds from the borrower. In the event that the Funds and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit.

(M)	Securities Lending — Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily.

At October 31, 2003, Strong Advisor Bond Fund and Strong Advisor Short Duration Bond Fund had securities with a market value of $29,268,376 and $291,283, respectively, on loan and had received $29,982,485 and $297,000, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the year ended October 31, 2003, the securities lending income totaled $57,715 and $2,320 for Strong Advisor Bond Fund and Strong Advisor Short Duration Bond Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts.

These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. For the period January 1, 2003, to March 7, 2003, the Administrator for State Street Fund, the predecessor to the Strong Advisor Municipal Bond Fund, was State Street Research & Management Company and the Transfer Agent was Boston Financial Data Services. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administration Fees
	Advisory Fees		Class A	Class B	Class C	Class K	Class Z	Institutional Class
Strong Advisor Bond Fund	0.23	%(1)	0.28%	0.28%	0.28%	0.25%	0.28%	0.02%
Strong Advisor Short Duration Bond Fund	0.375	%(2)	0.28%	0.28%	0.28%	*	0.28%	*
Strong Advisor Strategic Income Fund	0.50	%(3)	0.28%	0.28%	0.28%	*	*	*
Strong Advisor Municipal Bond Fund**	0.37	%(4)	0.28%	0.28%	0.28%	*	*	0.02%

*	Does not offer share class.
**	For the period March 8 to October 31, 2003.
(1)	The Investment Advisory fees are 0.23% for assets under $4 billion, 0.205% for the next $2 billion assets, and 0.180% for assets $6 billion and above.
(2)	The Investment Advisory fees are 0.375% for assets under $4 billion, 0.350% for the next $2 billion assets, and 0.325% for assets $6 billion and above.
(3)	The Investment Advisory fees are 0.50% for assets under $4 billion, 0.475% for the next $2 billion assets, and 0.450% for assets $6 billion and above.
(4)	The Investment Advisory fees are 0.37% for assets under $4 billion, 0.345% for the next $2 billion assets, and 0.32% for assets $6 billion and above for the period March 8 to October 31, 2003. The Investment Advisory fees for the predecessor State Street Fund were 0.55% for the period January 1 to March 7, 2003.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees for Class Z shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for Institutional Class shares are paid at an annual rate of 0.015% of the average daily net assets of the class. Transfer Agent and related service fees for each of the Fund’s Class A, B, C and K shares are paid at an annual rate of 0.20% of the average daily net assets of each respective class. Transfer Agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Funds’ Class A, B and C shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, B and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Class A, B and C shares. For the period January 1, 2003, to March 7, 2003, State Street Fund, the predecessor to Strong Advisor Municipal Bond Fund, had a distribution agreement with the Distributor which was paid an annual rate of 0.30%, 1.00%, 1.00% and 1.00% of the daily net assets of the Fund’s Class A, B, B1 and C shares, respectively. See Note 4.

Certain classes of shares are subject to various sales and redemption fees as more fully described in the Funds’ prospectus. Strong Advisor Bond Fund, Strong Advisor Strategic Income Fund and Strong Advisor Municipal Bond Fund’s Class A shares have a maximum 4.50% front-end sales charge. Strong Advisor Short Duration Bond Fund’s Class A shares have a maximum 2.25% front-end sales charge. Class A purchases that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. The Funds’ Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds’ Class C shares have a maximum 1.00% contingent deferred sales charge.

For the year ended October 31, 2003, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Bond Fund $7,973, Strong Advisor Short Duration Bond Fund $7,748 and Strong Advisor Strategic Income Fund $8,225. For the ten months ended October 31, 2003, the Distributor received aggregate sales charges of $14,036 from Strong Advisor Municipal Bond Fund from the sale of Class A shares.

For the year ended October 31, 2003, the Distributor also received aggregate contingent deferred sales charges from the redemption of Class B and C shares for Strong Advisor Bond Fund of $73,876, Strong Advisor Short Duration Bond Fund of $118,211 and Strong Advisor Strategic Income Fund of $16,830. For the ten months ended October 31, 2003, the Distributor received aggregate contingent deferred sales charges of $121,072 from the redemption of Class B and C shares for Strong Advisor Municipal Bond Fund. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2003, is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at October 31, 2003	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ Fees
Strong Advisor Bond Fund	$60,541	$724,819	$10,575	$10,188
Strong Advisor Short Duration Bond Fund	17,298	179,731	1,939	1,864
Strong Advisor Strategic Income Fund	4,756	42,309	148	1,025
Strong Advisor Municipal Bond Fund*	28,874	314,948	714	3,745

*	For the period January 1 to October 31, 2003.

4.	Expenses and Expense Offsets

For the year ended October 31, 2003, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Advisor Bond Fund
Class A	$69,787	$50,340	$6,963	$62,309	$228
Class B	41,671	30,697	12,230	148,824	168
Class C	27,807	20,343	9,306	99,310	225
Class K	2,331	1,865	2,998	—	42
Class Z	279,522	585,398	21,349	—	2,164
Institutional Class	47,114	35,582	62,173	—	8,342
Strong Advisor Short Duration Bond Fund
Class A	78,506	56,426	7,004	70,094	196
Class B	40,280	29,638	10,337	144,496	120
Class C	36,963	26,986	8,467	132,164	307
Class Z	84,229	66,682	22,284	—	1,584
Strong Advisor Strategic Income Fund
Class A	23,825	17,238	3,049	21,265	67
Class B	17,832	13,103	4,074	63,686	42
Class C	16,134	11,954	4,639	57,620	54
Strong Advisor Municipal Bond Fund *
Class A	333,701	246,471	54,043	383,634	2,842
Class B1**	—	—	—	52,461	—
Class B	82,172	61,407	15,354	370,286	1,201
Class C	6,463	4,780	800	29,266	3
Institutional Class	3,455	2,290	11,974	—	198

*	For the period January 1 to October 31, 2003. For the period January 1 to March 7, 2003, the Fund level expenses for Administrative Fees and Shareholder Servicing Costs were in the amount of $9,474 and $105,207, respectively.
**	For the period January 1 to March 7, 2003.

For the year ended October 31, 2003, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Advisor Bond Fund
Class A	$—	$—	$—
Class B	—	—	—
Class C	—	—	—
Class K	(2,044)	—	—
Class Z	(222)	—	—
Institutional Class	—	—	—
Fund Level	—	—	(9,926)
Strong Advisor Short Duration Bond Fund
Class A	(33,466)	—	—
Class B	(7,456)	—	—
Class C	(5,707)	—	—
Class Z	(1,044)	—	—
Fund Level	—	—	(1,029)
Strong Advisor Strategic Income Fund
Class A	(38,357)	—	—
Class B	—	—	—
Class C	(4)	—	—
Fund Level	—	—	(143)
Strong Advisor Municipal Bond Fund*
Class A	(2,342)	—	—
Class B1	—	—	—
Class B	(6,855)	—	—
Class C	(539)	—	—
Institutional Class	—	—	—
Fund Level	—	(3,530)	(506)

*	For the period January 1 to October 31, 2003.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s prospectus. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the period.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended October 31, 2003, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Advisor Bond Fund	$1,615,888,945	$345,724,259	$1,647,567,481	$367,954,294
Strong Advisor Short Duration Bond Fund	28,688,002	74,747,971	23,831,086	48,121,693
Strong Advisor Strategic Income Fund	—	33,991,703	—	31,234,448
Strong Advisor Municipal Bond Fund*	—	186,431,475	—	229,218,809

*	For the period January 1 to October 31, 2003.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Advisor Bond Fund	$406,023,499	$8,717,236	$(1,878,039)	$6,839,197	$652,227	$—
Strong Advisor Short Duration Bond Fund	90,550,618	1,383,541	(201,137)	1,182,404	879	—
Strong Advisor Strategic Income Fund	23,411,316	2,503,402	(876,586)	1,626,816	4,100	—
Strong Advisor Municipal Bond Fund	212,616,554	23,139,484	(722,861)	22,416,623	113,299	973,538

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2003 and 2002 and capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

	2003 Income Tax Information			2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions		Long-Term Capital Gains Distributions
Strong Advisor Bond Fund	$13,206,084	$—	$(5,945,235)	$28,487,175		$—
Strong Advisor Short Duration Bond Fund	2,436,074	—	(8,036,674)	2,317,448		—
Strong Advisor Strategic Income Fund	1,430,031	—	(1,918,817)	1,949,062		—
Strong Advisor Municipal Bond Fund	—	—	—	119,023	*	—	*

*	For the year ended December 31, 2002.

Strong Advisor Municipal Bond Fund had exempt-interest distributions of $8,776,793 and $11,217,208 for the period ended October 31, 2003 and the year ended December 31, 2002, respectively. It also had exempt-interest distributions and ordinary income distributions of $9,464,542 and $69,639, respectively, for the year ended December 31, 2001.

For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2003, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Advisor Bond Fund 0.0%, Strong Advisor Short Duration Bond Fund 0.0%, and Strong Advisor Strategic Income Fund 3.2%. For the period ended October 31, 2003, the Strong Advisor Municipal Bond Fund qualified for 0.0%. For shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is as follows: Strong Advisor Bond Fund 1.0%, Strong Advisor Short Duration Bond Fund 0.0%, Strong Advisor Strategic Income Fund 4.0% and Strong Advisor Municipal Bond Fund 0.00%.

Strong Advisor Bond Fund and Strong Advisor Strategic Income Fund utilized $6,961,568 and $546,434, respectively, of their capital loss carryovers during the year ended October 31, 2003. Strong Advisor Municipal Bond Fund utilized $577,950 of its capital loss carryovers during the period ended October 31, 2003.

8.	Capital Share Transactions

	Strong Advisor Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$37,514,483	$16,559,898
Proceeds from Reinvestment of Distributions	655,516	728,324
Payment for Shares Redeemed	(39,220,755)	(9,085,361)
Transfer in from Class L (Note 1)	—	791,225

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,050,756)	8,994,086

CLASS B
Proceeds from Shares Sold	4,102,222	7,395,688
Proceeds from Reinvestment of Distributions	232,518	313,530
Payment for Shares Redeemed	(4,884,504)	(1,917,863)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(549,764)	5,791,355

CLASS C
Proceeds from Shares Sold	2,907,400	5,846,577
Proceeds from Reinvestment of Distributions	137,049	155,499
Payment for Shares Redeemed	(5,163,836)	(2,796,799)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,119,387)	3,205,277

CLASS K
Proceeds from Shares Sold	3,843,476	100,000
Proceeds from Reinvestment of Distributions	22,002	3,469
Payment for Shares Redeemed	(247,507)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,617,971	103,469

CLASS L
Proceeds from Shares Sold	—	37,327
Proceeds from Reinvestment of Distributions	—	10,188
Payment for Shares Redeemed	—	(56,993)
Transfer out to Class A (Note 1)	—	(791,225)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	—	(800,703)

CLASS Z
Proceeds from Shares Sold	24,792,319	70,863,026
Proceeds from Reinvestment of Distributions	2,927,419	5,509,969
Payment for Shares Redeemed	(54,578,273)	(46,235,693)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(26,858,535)	30,137,302

INSTITUTIONAL CLASS
Proceeds from Shares Sold	73,540,694	152,845,264
Proceeds from Reinvestment of Distributions	6,537,620	20,775,516
Payment for Shares Redeemed	(171,981,882)	(259,449,916)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(91,903,568)	(85,829,136)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(118,864,039)	$(38,398,350)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

	Strong Advisor Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	3,425,298	1,552,335
Issued in Reinvestment of Distributions	59,897	68,138
Redeemed	(3,579,826)	(850,905)
Transfer in from Class L (Note 1)	—	74,293

Net Increase (Decrease) in Shares	(94,631)	843,861

CLASS B
Sold	376,281	692,376
Issued in Reinvestment of Distributions	21,238	29,304
Redeemed	(446,155)	(180,361)

Net Increase (Decrease) in Shares	(48,636)	541,319

CLASS C
Sold	265,935	548,162
Issued in Reinvestment of Distributions	12,520	14,594
Redeemed	(471,560)	(263,348)

Net Increase (Decrease) in Shares	(193,105)	299,408

CLASS K
Sold	346,125	9,368
Issued in Reinvestment of Distributions	2,024	327
Redeemed	(22,679)	—

Net Increase (Decrease) in Shares	325,470	9,695

CLASS L
Sold	—	3,391
Issued in Reinvestment of Distributions	—	945
Redeemed	—	(3,691)
Transfer out to Class A (Note 1)	—	(74,302)

Net Increase (Decrease) in Shares	—	(73,657)

CLASS Z
Sold	2,269,544	6,644,380
Issued in Reinvestment of Distributions	267,612	515,686
Redeemed	(4,961,895)	(4,340,164)

Net Increase (Decrease) in Shares	(2,424,739)	2,819,902

INSTITUTIONAL CLASS
Sold	6,754,062	14,343,434
Issued in Reinvestment of Distributions	598,218	1,944,522
Redeemed	(15,693,911)	(24,382,343)

Net Increase (Decrease) in Shares	(8,341,631)	(8,094,387)

	Strong Advisor Short Duration Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
CLASS A
Proceeds from Shares Sold	$30,922,138	$19,197,253
Proceeds from Reinvestment of Distributions	772,222	393,750
Payment for Shares Redeemed	(22,186,511)	(7,010,581)
Transfer in from Class L (Note 1)	—	568,603

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,507,849	13,149,025

CLASS B
Proceeds from Shares Sold	8,454,707	12,531,437
Proceeds from Reinvestment of Distributions	244,107	127,425
Payment for Shares Redeemed	(8,191,446)	(2,895,015)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	507,368	9,763,847

CLASS C
Proceeds from Shares Sold	13,465,870	8,716,413
Proceeds from Reinvestment of Distributions	170,533	78,814
Payment for Shares Redeemed	(6,317,024)	(3,033,587)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,319,379	5,761,640

CLASS L
Proceeds from Shares Sold	—	5,986
Proceeds from Reinvestment of Distributions	—	1,557
Payment for Shares Redeemed	—	—
Transfer out to Class A (Note 1)	—	(568,603)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	—	(561,060)

CLASS Z
Proceeds from Shares Sold	15,049,268	9,968,801
Proceeds from Reinvestment of Distributions	874,220	1,521,546
Payment for Shares Redeemed	(18,891,845)	(27,032,241)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,968,357)	(15,541,894)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$14,366,239	$12,571,558

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

	Strong Advisor Short Duration Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	3,120,997	1,920,484
Issued in Reinvestment of Distributions	77,997	39,299
Redeemed	(2,241,271)	(700,684)
Transfer in from Class L (Note 1)	—	56,241

Net Increase (Decrease) in Shares	957,723	1,315,340

CLASS B
Sold	854,942	1,257,422
Issued in Reinvestment of Distributions	24,694	12,763
Redeemed	(829,039)	(290,507)

Net Increase (Decrease) in Shares	50,597	979,678

CLASS C
Sold	1,359,275	873,289
Issued in Reinvestment of Distributions	17,220	7,872
Redeemed	(638,536)	(304,184)

Net Increase (Decrease) in Shares	737,959	576,977

CLASS L
Sold	—	1,165
Issued in Reinvestment of Distributions	—	152
Redeemed	—	—
Transfer out to Class A (Note 1)	—	(56,269)

Net Increase (Decrease) in Shares	—	(54,952)

CLASS Z
Sold	1,523,984	998,325
Issued in Reinvestment of Distributions	88,578	152,119
Redeemed	(1,914,955)	(2,721,921)

Net Increase (Decrease) in Shares	(302,393)	(1,571,477)

	Strong Advisor Strategic Income Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$4,907,690	$6,948,876
Proceeds from Reinvestment of Distributions	601,225	942,699
Payment for Shares Redeemed	(4,383,733)	(4,005,693)
Transfer in from Class L (Note 1)	—	362,074

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,125,182	4,247,956

CLASS B
Proceeds from Shares Sold	3,203,609	3,337,199
Proceeds from Reinvestment of Distributions	253,451	257,666
Payment for Shares Redeemed	(732,646)	(732,177)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,724,414	2,862,688

CLASS C
Proceeds from Shares Sold	2,159,703	5,172,537
Proceeds from Reinvestment of Distributions	250,257	250,467
Payment for Shares Redeemed	(2,729,818)	(1,676,602)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(319,858)	3,746,402

CLASS L
Proceeds from Shares Sold	—	9,896
Proceeds from Reinvestment of Distributions	—	13,283
Payment for Shares Redeemed	—	—
Transfer out to Class A (Note 1)	—	(362,074)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	—	(338,895)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$3,529,738	$10,518,151

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

	Strong Advisor Strategic Income Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	541,465	748,155
Issued in Reinvestment of Distributions	68,959	104,277
Redeemed	(510,821)	(474,112)
Transfer in from Class L (Note 1)	—	35,193

Net Increase (Decrease) in Shares	99,603	413,513

CLASS B
Sold	354,819	365,701
Issued in Reinvestment of Distributions	28,772	28,345
Redeemed	(79,381)	(81,880)

Net Increase (Decrease) in Shares	304,210	312,166

CLASS C
Sold	240,444	559,137
Issued in Reinvestment of Distributions	28,623	28,504
Redeemed	(301,348)	(187,353)

Net Increase (Decrease) in Shares	(32,281)	400,288

CLASS L
Sold	—	1,035
Issued in Reinvestment of Distributions	—	1,369
Redeemed	—	—
Transfer out to Class A (Note 1)	—	(35,195)

Net Increase (Decrease) in Shares	—	(32,791)

	Strong Advisor Municipal Bond Fund
	Period Ended Oct. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001
	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$56,490,488	$90,997,778	$72,564,030
Issued in connection with acquisition of New York Tax-Free Fund*	—	19,185,901	—
Proceeds from Reinvestment of Distributions	4,917,492	6,193,137	5,350,267
Payment for Shares Redeemed	(87,993,914)	(97,497,959)	(76,421,135)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(26,585,934)	18,878,857	1,493,162

CLASS B1
Proceeds from Shares Sold	1,603,129	9,241,414	8,465,966
Issued in connection with acquisition of New York Tax-Free Fund*	—	4,361,897	—
Proceeds from Reinvestment of Distributions	182,256	659,245	358,756
Payment for Shares Redeemed	(1,445,633)	(4,880,564)	(1,800,823)
Transfer out to Class B	(26,976,183)	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(26,636,431)	9,381,992	7,023,899

CLASS B
Proceeds from Shares Sold	547,131	1,906,968	2,415,287
Issued in connection with acquisition of New York Tax-Free Fund*	—	8,113,605	—
Proceeds from Reinvestment of Distributions	906,187	854,859	1,359,767
Payment for Shares Redeemed	(17,113,027)	(14,006,572)	(13,566,335)
Transfer in from Class B1	26,976,183	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,316,474	(3,131,140)	(9,791,281)

CLASS C
Proceeds from Shares Sold	298,865	1,291,797	1,904,094
Issued in connection with acquisition of New York Tax-Free Fund*	—	902,315	—
Proceeds from Reinvestment of Distributions	55,354	75,958	50,351
Payment for Shares Redeemed	(1,635,893)	(905,204)	(1,385,574)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,281,674)	1,364,866	568,871

INSTITUTIONAL CLASS
Proceeds from Shares Sold	192,890	848,570	396,681
Issued in connection with acquisition of New York Tax-Free Fund*	—	18,400,691	—
Proceeds from Reinvestment of Distributions	674,025	733,714	206,418
Payment for Shares Redeemed	(3,692,026)	(2,631,566)	(2,895,460)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,825,111)	17,351,409	(2,292,361)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(46,012,676)	$43,845,984	$(2,997,710)

*	New York Tax-Free Fund merged with State Street Fund on 2/12/02.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

	Strong Advisor Municipal Bond Fund
	Period Ended Oct. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2001
	(Note 1)
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	6,622,405	10,870,943	8,768,030
Issued in connection with acquisition of New York Tax-Free Fund*	—	2,299,143	—
Issued in Reinvestment of Distributions	574,758	737,761	649,330
Redeemed	(10,300,951)	(11,304,657)	(9,252,187)

Net Increase (Decrease) in Shares	(3,103,788)	2,603,190	165,173

CLASS B1
Sold	188,890	1,104,060	1,028,705
Issued in connection with acquisition of New York Tax-Free Fund*	—	523,790	—
Issued in Reinvestment of Distributions	21,399	78,649	43,582
Redeemed	(164,564)	(543,785)	(219,400)
Transfer out to Class B	(3,285,907)	—	—

Net Increase (Decrease) in Shares	(3,240,182)	1,162,714	852,887

CLASS B
Sold	64,226	226,032	293,688
Issued in connection with acquisition of New York Tax-Free Fund*	—	972,152	—
Issued in Reinvestment of Distributions	106,151	101,946	165,884
Redeemed	(2,005,518)	(1,610,171)	(1,641,317)
Transfer in from Class B1	3,288,948	—	—

Net Increase (Decrease) in Shares	1,453,807	(310,041)	(1,181,745)

CLASS C
Sold	34,993	153,330	231,329
Issued in connection with acquisition of New York Tax-Free Fund*	—	108,179	—
Issued in Reinvestment of Distributions	6,476	9,047	6,110
Redeemed	(193,416)	(102,873)	(167,811)

Net Increase (Decrease) in Shares	(151,947)	167,683	69,628

INSTITUTIONAL CLASS
Sold	22,710	101,264	48,305
Issued in connection with acquisition of New York Tax-Free Fund*	—	2,211,029	—
Issued in Reinvestment of Distributions	79,035	87,581	25,118
Redeemed	(433,226)	(272,039)	(352,560)

Net Increase (Decrease) in Shares	(331,481)	2,127,835	(279,137)

*	New York Tax-Free Fund merged with State Street Fund on 2/12/02.

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the period ended October 31, 2003, is as follows:

	Balance of Shares Held Jan. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2003	Value Oct. 31, 2003	Investment Income Jan. 1, 2003- Oct. 31, 2003
Strong Advisor Municipal Bond Fund
Strong Tax-Free Money Fund	3,200,000	124,725,000	125,025,000	2,900,000	$2,900,000	$34,402

10.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation will be reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating fully with the NYAG, the SEC, and the WDFI, with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey (Newark); U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; Supreme Court of the State of New York; and Superior Court of the State of California, County of Los Angeles. The Actions do not differ materially in terms of allegations and demands for relief. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this supplement and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquiries will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Advisor Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund, Strong Advisor Strategic Income Fund and Strong Advisor Municipal Bond Fund (all four collectively constituting Strong Advisor Income Funds, hereafter referred to as the “Funds”) at October 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 9, 2003

DIRECTORS AND OFFICERS

The following information is provided as of October 31, 2003.

Richard S. Strong (located immediately below) is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor’s parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Richard S. Strong1 (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

[1]	Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds’ Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Vice President of Strong Investor Services, Inc., since December 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Assistant Secretary of Strong Investor Services, Inc., since June 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President and Secretary of Strong Investor Services, Inc., since December 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an

existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and

procedures the Fund uses to determine how

to vote proxies relating to portfolio securities,

call 1-800-368-3863, or visit the Securities

and Exchange Commission’s website at

www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT38503 12-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

Not applicable to this Registrant, insofar as the Registrant has a fiscal year-end of October 31, 2003.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Short-Term Global Bond Fund, Inc., on behalf of the Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund

By:	/s/ Christopher O. Petersen
Christopher O. Petersen, Vice President and Assistant Secretary

Date: December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 30, 2003

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: December 30, 2003